      As filed with the Securities and Exchange Commission on April 29, 2005


                                                       Registration Nos. 2-81149
                                                                        811-3636
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|


                       POST-EFFECTIVE AMENDMENT No. 33                       |X|

                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|

                              AMENDMENT No. 34                               |X|


                        (Check appropriate box or boxes)

                            ------------------------

                   THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.
                   (Formerly THE GUARDIAN STOCK FUND, INC.)
               (Exact Name of Registrant as Specified in Charter)
                 7 Hanover Square, New York, New York 10004
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (212) 598-8359

                            ------------------------

                          Richard T. Potter, Jr., Esq.
                          c/o The Guardian Insurance &
                              Annuity Company, Inc
                                7 Hanover Square
                            New York, New York 10004
                     (Name and Address of Agent for Service)

                            ------------------------


      It is proposed that this filing will become effective (check appropriate box):
            | | immediately upon filing pursuant to paragraph (b) of Rule 485

            |X| on April 30, 2005 pursuant to paragraph (b) of Rule 485

            |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485

            |_| on  pursuant to paragraph (a)(1) of Rule 485

            | | 75 days after filing pursuant to paragraph (a)(2) of Rule 485

            |_| on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

            |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                            ------------------------

================================================================================

PROSPECTUS
May 1, 2005

THE GUARDIAN
STOCK FUND

INVESTMENT OBJECTIVE

THE GUARDIAN STOCK FUND seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

The Fund is offered to the public only through ownership of certain variable annuity contracts and variable life insurance policies. Class I shares are available only through ownership of annuity and insurance products issued by The Guardian Insurance & Annuity Company, Inc. Class II shares are available only through ownership of annuity and insurance products offered by other insurance companies.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN STOCK FUND                                            PROSPECTUS  1

STOCK SELECTION
SYSTEM
The Fund's investment adviser, Guardian Investor Services LLC (GIS), uses a stock selection system to identify securities that it believes represent good relative value and have reasonable prospects of superior relative price gain.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the value of the Fund's total assets is invested in a diversified portfolio of U.S. common stocks. Additionally, the Fund may invest in convertible securities, which are described in the section called Risks and special investment techniques. Under normal circumstances, the Fund intends to be fully invested in these types of securities.


The Fund's investment adviser, Guardian Investor Services LLC (GIS), uses a stock selection system to identify securities that it believes represent good relative value and have reasonable prospects of superior relative price gain. This system uses several statistical models that score each security considered for purchase or sale. In making investment decisions, GIS will also take into account the prospects for each security and the portfolio manager's judgment about the outlook for specific industries, companies and the economy.


GIS uses a blended approach in managing the Fund's portfolio, comprising both growth and value stocks. Also, GIS integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio in a disciplined manner. Although the Fund may select companies of any size and in any industry sector, the Fund's core holdings will normally include a broadly diversified selection of securities from among the top 600 largest U.S. companies in market capitalization.

The Fund may also invest up to 15% of its net assets in foreign securities. The Fund expects that most of this amount will be invested in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs) Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). All of the Fund's investments in these vehicles will be made in U.S. dollars. The Fund may invest the remaining portion of its foreign investments in securities denominated in foreign currencies, and may use forward foreign currency exchange contracts to try to manage changes in currency exchange rates.

From time to time the Fund may use options or futures contracts which are described in Risks and special investment techniques. The Fund normally uses options to try to hedge the value of portfolio securities, particularly where the issuer is involved in merger negotiations or other corporate transactions. The Fund uses futures -- typically securities index futures -- to better manage its cash position.

The Fund may also make real estate investments, including real estate investment trusts (REITs). REITs are entities that invest in income-producing real estate. REITs typically derive income from rents paid on real property or interest on mortgages on real property.

 2 PROSPECTUS                                            THE GUARDIAN STOCK FUND

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. The effects of this defensive posture are discussed in Risks and special investment techniques. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in the stock markets, which include the risk that share prices of the securities in its portfolio can be driven up or down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. The Fund could also be subject to the risks of foreign investing to the limited extent that its portfolio may be invested overseas. The Fund's real estate investments, including REITs, will be affected by changes in real estate conditions. More detailed information about these risks appears in the section called Risks and special investment techniques.

HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, the Fund's returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

THE GUARDIAN STOCK FUND                                            PROSPECTUS  3

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
25.64% for the quarter ended
12/31/1999.



WORST QUARTER
-20.69% for the quarter ended
3/31/2001.


YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS I SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1995                                                                             34.65
1996                                                                             26.90
1997                                                                             35.58
1998                                                                             19.86
1999                                                                             31.17
2000                                                                            -18.39
2001                                                                            -21.44
2002                                                                            -20.88
2003                                                                             21.45
2004                                                                              6.00

Returns of Class II shares would be different from the returns depicted in the bar chart because they have different expenses from Class I shares.

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1, 5 and 10-year periods ended December 31, 2004. It compares the Fund's performance with the S&P 500 Index, an index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Class II shares have not previously been sold and, as a result, no performance history is available.


                                              1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------
Class I shares                                 6.00%    -8.17%     9.05%
-------------------------------------------------------------------------
S&P 500 Index                                 10.88%    -2.29%    12.05%
-------------------------------------------------------------------------


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

 4 PROSPECTUS                                            THE GUARDIAN STOCK FUND

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

                   MAXIMUM SALES            MAXIMUM DEFERRED SALES
                   CHARGE TO BUY        CHARGE TO SELL SHARES, AS A %
                 SHARES, AS A % OF    OF THE ORIGINAL PURCHASE PRICE OR
SHARE CLASS      THE OFFERING PRICE   SALE PROCEEDS, WHICHEVER IS LOWER
-------------------------------------------------------------------------
Class I shares   None                                                None
-------------------------------------------------------------------------
Class II shares  None                                                None
-------------------------------------------------------------------------

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                 MANAGEMENT  DISTRIBUTION   OTHER
SHARE CLASS         FEES     (12b-1) FEES  EXPENSES     TOTAL
---------------------------------------------------------------
Class I shares        0.50%          None     0.04%       0.54%
---------------------------------------------------------------
Class II shares       0.50%         0.25%     0.29%*      0.79%*
---------------------------------------------------------------


* Based on estimated expenses for the current fiscal year. No Class II shares were outstanding in 2004.

                             The example assumes:

                             - you invest $10,000 for the time periods shown
                               and redeem all of your shares at the end of the period

                             - your investment has a 5% return each year

                             - the Fund's operating expenses do not change.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             The costs of investing in the Fund would be:


                                                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                       --------------------------------------------------------------------------
                                       Class I shares            $55          $173          $302           $677
                                       --------------------------------------------------------------------------

                                       Class II shares           $81          $252          $439           $978


THE GUARDIAN STOCK FUND                                            PROSPECTUS  5

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Fund's investment adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

FOREIGN MARKET RISKS

Investing in foreign markets involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

REAL ESTATE RISKS

To the extent that the Fund invests in real estate, the Fund will be affected by conditions in the real estate market, such as overall property prices, property taxes and interest rates. REITs may decrease in value if the relevant tax laws change, or if a REIT fails to qualify for the tax-free pass-through of income. REITs are also affected by defaults by borrowers and tenants.


ASSET ALLOCATION RISK


In order to meet the Fund's investment objectives, GIS must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements

 6 PROSPECTUS                                            THE GUARDIAN STOCK FUND
from one type of security to another could have a negative effect on the Fund's overall objective.

TEMPORARY DEFENSIVE POSITION

The Fund may take a temporary defensive position in order to respond to emergency or extraordinary circumstances. The Fund may invest in debt obligations or cash instruments, and may borrow up to 33 1/3% of the value of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.

PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

In addition, the Fund serves as an underlying fund in which The Guardian VC Asset Allocation Fund may invest. Purchases and redemptions by The Guardian VC Asset Allocation Fund might affect the portfolio turnover rate for the Fund.

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are generally subject to the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money, although it does not expect to borrow other than if necessary to meet temporary or emergency needs. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940 (the 1940 Act) limits borrowings to 33 1/3% of a mutual fund's total assets.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which it agrees to buy or sell certain financial instruments on a specified

THE GUARDIAN STOCK FUND                                            PROSPECTUS  7
future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's investment adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be substantial since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use forward foreign currency exchange contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund may not invest more than 15% of its net assets in illiquid securities.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the 15% illiquidity limit. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

INVESTMENT GRADE SECURITIES

The Fund may purchase investment grade debt securities as a temporary defensive measure. Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

 8 PROSPECTUS                                            THE GUARDIAN STOCK FUND

MONEY MARKET INSTRUMENTS

Money market instruments are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, securities indices or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser misjudges the direction of the market for a security, the Fund could lose money by using options - more money than it would have lost by investing directly in the security.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

CHANGES TO CERTAIN POLICIES

Under normal circumstances, the Fund will invest at least 80% of its total assets in investments suggested by its name, as described above, under "The Fund's principal investment strategies". The Fund will provide 60 days' written notice to shareholders of a change to this non-fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.


THE GUARDIAN STOCK FUND                                            PROSPECTUS  9

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

Guardian Investor Services LLC (GIS) is the investment adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The Fund pays GIS a management fee for its services at an annual rate of 0.50% of average net assets.


PORTFOLIO MANAGERS



Thomas G. Sorell, CFA, serves as the Fund's co-portfolio manager as of March 2005. Mr. Sorell is President of all of the Guardian-sponsored mutual funds. He has been Executive Vice President and Chief Investment Officer of Guardian Life since January 2003, and in that capacity has oversight responsibility for all of Guardian's equity and fixed income assets. He previously served as Senior Managing Director, Fixed Income Securities, and has served as portfolio manager of both The Guardian Bond Fund, Inc. and The Guardian VC High Yield Bond Fund, as well as the fixed income assets of Guardian Life and other Guardian subsidiaries.



Matthew P. Ziehl, CFA, serves as the Fund's co-portfolio manager as of March 2005 and continues to serve as portfolio manager of The Guardian Small Cap Stock Fund. He is a Managing Director of Guardian Life. Before joining Guardian Life in December 2001, Mr. Ziehl was a Team Leader within Salomon Brothers Asset Management, Inc. for small cap growth portfolios from January 2001, and a co-portfolio manager of the Salomon Brothers Small Cap Growth Fund from August 1999.



The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, any other accounts managed by the portfolio manager(s), and each portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.


 10 PROSPECTUS                                           THE GUARDIAN STOCK FUND

      RULE 12b-1 PLAN FOR CLASS II SHARES

      Class II shares of the Fund are offered through variable annuities and variable life insurance policies sponsored by other insurance companies. Class II shares bear a pro-rata portion of the Fund's overall expenses, and also bear an annual fee of 0.25% of the average daily net assets of Class II shares. This fee is paid under a Rule 12b-1 distribution plan for Class II shares and is used to pay for marketing and distribution expenses and/or ongoing shareholder services provided to Class II shareholders. Part or all of the 12b-1 fee may be paid to third parties that provide shareholder services or sell Class II shares.

THE GUARDIAN STOCK FUND                                           PROSPECTUS  11

BUYING AND SELLING FUND SHARES



YOU CAN BUY THIS FUND only if you're a contractowner of a variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Class I shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners. Other insurance companies that offer the Fund through their variable annuity or variable life insurance products buy and sell Class II shares based on instructions from their contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC or another insurance company, as appropriate, receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING


Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.


Funds that invest in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time
 12 PROSPECTUS                                           THE GUARDIAN STOCK FUND
zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.


Other types of securities that the Fund may hold, such as small-cap stocks, may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

FUND POLICIES AND PROCEDURES


The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.



If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:



- limiting the frequency of transfers to not more than once every 30 days;



- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;



- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;


THE GUARDIAN STOCK FUND                                           PROSPECTUS  13

- refusing to act on instructions of an agent acting under a power of attorney on your behalf;



- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or



- impose a holding period between transfers.



Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:


- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;


- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;



- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.



While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.


The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.

 14 PROSPECTUS                                           THE GUARDIAN STOCK FUND

We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.


SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.


NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.


Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.



Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of a Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to separate accounts by the Fund are reinvested in additional shares of the Fund at NAV. The Fund typically distributes any net investment

THE GUARDIAN STOCK FUND                                           PROSPECTUS  15
income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. Contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Fund will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 16 PROSPECTUS                                           THE GUARDIAN STOCK FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.


Certain information reflects financial results for a single Class I share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Since no Class II shares have been issued as of December 31, 2004, no information is provided for Class II shares.



                                                                 YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------
                                           2004            2003            2002            2001            2000
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Year          $27.30          $22.71          $28.94          $37.21          $55.20
                                        ----------      ----------      ----------      ----------      ----------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                         0.39            0.28            0.24            0.20            0.04
Net Realized and Unrealized
  Gain/(Loss) on Investments                  1.23            4.57           (6.25)          (8.16)          (9.77)
                                        ----------      ----------      ----------      ----------      ----------
Net Increase/(Decrease) from
  Investment Operations                       1.62            4.85           (6.01)          (7.96)          (9.73)

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM
Net Investment Income                        (0.50)          (0.26)          (0.22)          (0.08)          (0.04)
Net Realized Gain on Investments                --              --              --           (0.23)          (8.22)
                                        ----------      ----------      ----------      ----------      ----------
Total Dividends and Distributions            (0.50)          (0.26)          (0.22)          (0.31)          (8.26)
                                        ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Year                $28.42          $27.30          $22.71          $28.94          $37.21
                                        ----------      ----------      ----------      ----------      ----------
Total Return*                                 6.00%          21.45%         (20.88)%        (21.44)%        (18.39)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's
  omitted)                              $1,261,203      $1,454,546      $1,365,328      $2,060,451      $3,172,625
Ratio of Expenses to Average Net
  Assets                                      0.54%           0.54%           0.54%           0.53%           0.52%
Ratio of Net Investment Income to
  Average Net Assets                          1.29%           1.06%           0.85%           0.59%           0.08%
Portfolio Turnover Rate                         76%             77%             65%            137%            106%


--------------------


* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.


THE GUARDIAN STOCK FUND                                           PROSPECTUS  17

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

 18 PROSPECTUS                                           THE GUARDIAN STOCK FUND

PROSPECTUS
May 1, 2005

THE GUARDIAN
VC 500 INDEX FUND

INVESTMENT OBJECTIVE

THE GUARDIAN VC 500 INDEX FUND seeks to track the investment performance of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes securities issued by large U.S. companies.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  1

AN INDEX FUND
The Fund operates as an index
fund. Index funds are designed
to track or mirror the
performance of a benchmark
index of securities.
The securities selected
for inclusion in the
index are chosen by an
independent third party, such
as Standard & Poor's (S&P)
according to their own specific
criteria and analysis. While the
securities within the index are
unmanaged, their overall
performance is used as a
standard to measure investment
performance. In order to
replicate the performance of the
index, the portfolio manager
purchases and maintains all or
a representative sampling of the
securities included in the index.
Unlike the Fund, however, the
returns generated by the index
do not reflect the fees and
operating expenses that are
normally imposed on a mutual
fund.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). At least 95% of the value of the Fund's total assets is usually invested in the stocks of companies included in the S&P 500. Under normal circumstances, the Fund intends to be fully invested in these types of securities.

The Fund operates as an index fund. Index funds are designed to track or mirror the performance of a benchmark index of securities. The securities selected for inclusion in the index are chosen by an independent third party, such as Standard & Poor's (S&P) according to their own specific criteria and analysis. While the securities within the index are unmanaged, their overall performance is used as a standard to measure investment performance. In order to replicate the performance of the index, the portfolio manager purchases and maintains all or a representative sampling of the securities included in the index. Unlike the Fund, however, the returns generated by the index do not reflect the fees and operating expenses that are normally imposed on a mutual fund.

The S&P 500 is an unmanaged index of 500 common stocks selected by S&P as representative of a broad range of industries within the U.S. economy. It is comprised primarily of stocks issued by large capitalization companies. The index is often considered to be the performance benchmark for U.S. stock market performance in general. The Fund generally invests in all of the stocks in the S&P 500 in proportion to their weighting in the index. Since certain securities included in the S&P 500 are stocks of foreign issuers, the Fund may invest in securities that are issued and settled overseas as necessary to replicate the S&P 500.


The Fund's investment adviser, Guardian Investor Services LLC (GIS), may use special techniques, such as futures and options, as a substitute for the purchase or sale of securities or when there are large cash inflows.


Since the Fund is intended to track the performance of the S&P 500 index, its portfolio composition is not determined by its investment adviser, nor does the portfolio manager actively determine the stock selection or sector allocation. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization -- which is the market price per share of the security multiplied by the number of shares outstanding. In order to track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.

 2 PROSPECTUS                                     THE GUARDIAN VC 500 INDEX FUND

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. Since the Fund's portfolio is invested primarily in equities, or shares of companies, the Fund is subject to the risks of investing in equity markets. Equity risks include the risk that share prices of the securities in its portfolio can be driven up or down gradually or sharply by general conditions in the stock markets or by the performance of an individual company or industry.

For information about the risks of foreign securities, see the section called Risks and special investment techniques.

Because the Fund uses options and futures, such as stock index futures, as part of its investment strategy, you will also face risks associated with those techniques. While the Fund will use these techniques in an effort to manage cash flow and to minimize deviations in performance, it is possible that the Fund will lose more value than it would have if options and futures were not used. For further information about the risks of options and futures, see the section called Risks and special investment techniques.

There is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund's ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund portfolio and the frequency and timing of shareholder purchases and sales of Fund shares. The portfolio manager also continually compares the portfolio composition to composition of the S&P 500. In the event that an imbalance occurs, the Fund's portfolio is rebalanced so as to more closely replicate the index.

Unlike an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based upon market and economic conditions, the Fund's performance could be higher or lower than other types of mutual funds that may actively shift their portfolio assets in order to take advantage of market opportunities or to lessen the impact of a market decline.

"S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for more information.

THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  3

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
12.06% for the quarter ended
12/31/2003.



WORST QUARTER
-17.26% for the quarter ended
9/30/2002.


HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing its performance for each full calendar year since it was launched on August 25, 1999. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Year ended December 31)

[TOTAL RETURNS BAR CHART]

2000                                                                             -8.66
2001                                                                            -11.92
2002                                                                            -22.42
2003                                                                             28.25
2004                                                                             10.59

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1- and 5-year periods and since inception (August 25, 1999) through December 31, 2004. It compares the Fund's performance with the S&P 500 Index, an index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.


                                        1 YEAR   5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------
Fund                                     10.59%   -2.41%        -1.12%
--------------------------------------------------------------------------
S&P 500 Index                            10.88%   -2.29%        -0.94%
--------------------------------------------------------------------------


 4 PROSPECTUS                                     THE GUARDIAN VC 500 INDEX FUND

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

  MAXIMUM SALES            MAXIMUM DEFERRED SALES
  CHARGE TO BUY        CHARGE TO SELL SHARES, AS A %
SHARES, AS A % OF    OF THE ORIGINAL PURCHASE PRICE OR
THE OFFERING PRICE   SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------
None                                                None
--------------------------------------------------------

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


MANAGEMENT  DISTRIBUTION   OTHER
   FEES     (12b-1) FEES  EXPENSES    TOTAL
---------------------------------------------
0.25%               None     0.11%      0.36%
---------------------------------------------


                             The example assumes:

                             - you invest $10,000 for the time periods shown
                               and redeem all of your shares at the end of the period

                             - your investment has a 5% return each year

                             - the Fund's operating expenses do not change.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             The costs of investing in the Fund would be:


                                       1 YEAR   3 YEARS   5 YEARS    10 YEARS
                                       ---------------------------------------
                                        $37      $116      $202        $456
                                       ---------------------------------------


THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  5

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Fund's investment adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- companies pay lower stock dividends than expected, or pay no dividends at all

FOREIGN MARKET RISKS

Investing in foreign markets involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.


ASSET ALLOCATION RISK


In order to meet the Fund's investment objectives, GIS must try to replicate the mix of securities included in the index. The index may not contain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund.

PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return.

 6 PROSPECTUS                                     THE GUARDIAN VC 500 INDEX FUND

The Fund serves as an underlying fund in which The Guardian VC Asset Allocation Fund invests. Purchases and redemptions by The Guardian VC Asset Allocation Fund might affect the portfolio turnover rate for the Fund.

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are generally subject to the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money for temporary emergency purposes or to facilitate redemptions and as part of its investment strategy. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligations. The Investment Company Act of 1940 (the 1940 Act) limits borrowings to 33 1/3% of a mutual fund's total assets.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which it agrees to buy or sell certain financial instruments on a specified future date for a pre-specified price. The risk of loss could be substantial since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable. Moreover, it is possible for the price of a futures contract to be less than perfectly correlated to its underlying financial instrument for periods of time prior to maturity.

MONEY MARKET INSTRUMENTS

Money market instruments are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  7

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, securities indices or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment or match its exposure relative to the targeted index. However, the Fund could lose money by using options -- more money than it would have lost by investing directly in the security.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

CHANGES TO CERTAIN POLICIES

Under normal circumstances, the Fund will invest at least 95% of its total assets in investments suggested by its name, as described above, under "The Fund's principal investment strategies". The Fund will provide 60 days' written notice to shareholders of a change to this non-fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.


 8 PROSPECTUS                                     THE GUARDIAN VC 500 INDEX FUND

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

Guardian Investor Services LLC (GIS) is the investment adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The Fund pays GIS a management fee for its services at an annual rate of 0.25% of average net assets.


PORTFOLIO MANAGERS


Jonathan C. Jankus, CFA, serves as co-portfolio manager of the Fund, and has been managing the Fund since its inception. He has been a Managing Director of Guardian Life since March 1998. Mr. Jankus joined Guardian Life in 1995.

Stewart M. Johnson serves as co-portfolio manager of the Fund. Mr. Johnson has been a Senior Director of Guardian Life since January 2002. He was Second Vice President, Investment Information Systems, from December 2000 to January 2002, and Assistant Vice President prior thereto.


The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, any other accounts managed by the portfolio manager(s), and each portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.


THE GUARDIAN VC 500 INDEX FUND                                     PROSPECTUS  9

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING


Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.


Funds that invest in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and

 10 PROSPECTUS                                    THE GUARDIAN VC 500 INDEX FUND
increase trading costs, as well as dilute the interests of other contractowners.


FUND POLICIES AND PROCEDURES


The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.



If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:



- limiting the frequency of transfers to not more than once every 30 days;



- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;



- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;



- refusing to act on instructions of an agent acting under a power of attorney on your behalf;



- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or



- impose a holding period between transfers.


THE GUARDIAN VC 500 INDEX FUND                                    PROSPECTUS  11

Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:


- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;


- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;



- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.



While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.


The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.


We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.


 12 PROSPECTUS                                    THE GUARDIAN VC 500 INDEX FUND

SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.

NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.

Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.



Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. Fair valuation of the Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC separate accounts by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. Contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of its

THE GUARDIAN VC 500 INDEX FUND                                    PROSPECTUS  13
shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 14 PROSPECTUS                                    THE GUARDIAN VC 500 INDEX FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.


Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                  YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------
                                                  2004         2003         2002         2001        2000
                                                --------     --------     --------     --------    --------
Net Asset Value, Beginning of Year                 $8.14        $6.44        $8.47        $9.72      $10.75
                                                --------     --------     --------     --------    --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.14         0.11         0.14         0.09        0.09
Net Realized and Unrealized Gain/(Loss) on
  Investments                                       0.72         1.70        (2.03)       (1.25)      (1.01)
                                                --------     --------     --------     --------    --------
Net Increase/(Decrease) from Investment
  Operations                                        0.86         1.81        (1.89)       (1.16)      (0.92)
                                                --------     --------     --------     --------    --------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM
Net Investment Income                              (0.14)       (0.11)       (0.14)       (0.09)      (0.09)
Net Realized Gain on Investments                      --           --           --        (0.00)(a)    (0.02)
                                                --------     --------     --------     --------    --------
Total Dividends and Distributions                  (0.14)       (0.11)       (0.14)       (0.09)      (0.11)
                                                --------     --------     --------     --------    --------
Net Asset Value, End of Year                       $8.86        $8.14        $6.44        $8.47       $9.72
                                                --------     --------     --------     --------    --------
Total Return*                                      10.59%       28.25%      (22.42)%     (11.92)%     (8.66)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)         $202,818     $170,825     $127,984     $366,544    $294,600
Ratio of Expenses to Average Net Assets             0.28%        0.28%        0.28%        0.28%       0.28%
Ratio of Expenses, Excluding Waivers, to
  Average Net Assets                                0.36%        0.40%        0.34%        0.33%       0.34%
Ratio of Net Investment Income to Average Net
  Assets                                            1.75%        1.51%        1.29%        1.14%       0.93%
Portfolio Turnover Rate                                1%          12%          17%           1%          1%


--------------------


   * Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.



(a) Rounds to less than $0.01.


THE GUARDIAN VC 500 INDEX FUND                                    PROSPECTUS  15

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

 16 PROSPECTUS                                    THE GUARDIAN VC 500 INDEX FUND

PROSPECTUS
May 1, 2005

THE GUARDIAN VC
ASSET ALLOCATION
FUND

INVESTMENT OBJECTIVE

THE GUARDIAN VC ASSET ALLOCATION FUND seeks long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund's investments.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  1

A FUND OF FUNDS
The Fund operates primarily as a "fund of funds." The investment adviser generally invests in shares of other mutual funds for which it also serves as the investment adviser. The equity or stock part of the Fund's portfolio is usually invested in The Guardian VC 500 Index Fund, which tracks the performance of the S&P 500 Index, and/or The Guardian Stock Fund. The debt or bond part of the Fund's portfolio is invested in The Guardian Bond Fund, and the money market part may be invested in The Guardian Cash Fund. The Fund may also invest in individual securities when the investment adviser thinks it is appropriate.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund allocates its assets among three broad classes of investments: U.S. common stocks and convertible securities; investment grade bonds and other debt obligations; and cash and money market instruments.


The Fund operates primarily as a "fund of funds." Guardian Investor Services LLC
(GIS), the Fund's investment adviser, generally invests in shares of other mutual funds for which it also serves as the investment adviser. The equity or stock part of the Fund's portfolio is usually invested in The Guardian VC 500 Index Fund, which tracks the performance of the S&P 500 Index, and/or The Guardian Stock Fund. The debt or bond part of the Fund's portfolio is invested in The Guardian Bond Fund, and the money market part may be invested in The Guardian Cash Fund. The Fund may also invest in individual securities when the investment adviser thinks it is appropriate.


The Fund uses its own theoretical models to decide how much to invest in each asset class, fluctuating from a "neutral position" of 60% of assets in equity and 40% in debt. Shifts are expected to be modest and gradual, but there is no limit to the amount of assets that can be moved at any one time. The models do not provide for any minimum or maximum investment in any asset class.


The models evaluate information about the economy and the markets daily to provide "signals" about portfolio allocations. The investment adviser makes portfolio allocations among equities, debt securities and cash after assessing the relative values of these different types of investments under prevailing market conditions, taking into account the risks associated with each type of securities. For example, the Fund may invest primarily in equity securities when corporate profitability and growth appear to be strong, or increase the allocation in debt securities when the models suggest that stocks are generally overvalued or that the interest rate environment makes bonds more attractive. The Fund will invest in a particular underlying fund based on the portfolio manager's view of current economic and market conditions as well as a review of the underlying Funds' investment objectives and policies.



The Fund will obtain its equity exposure through The Guardian VC 500 Index Fund (Index Fund) rather than The Guardian Stock Fund (the Stock Fund) when the portfolio manager believes that the Fund will benefit from exposure to the broad market index. It is currently contemplated that the Index Fund, rather than the Stock Fund, will be used as the primary fund for investment of the equity portion of the Fund's assets. Because the Index Fund attempts to track the performance of a broad market index, its portfolio composition is not determined by its investment adviser, nor does the portfolio manager actively determine the stock selection or sector allocation. The Stock Fund uses a blended approach in managing its


 2 PROSPECTUS                              THE GUARDIAN VC ASSET ALLOCATION FUND
portfolio, and integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in its portfolio in a disciplined manner. Although the Stock Fund may select companies of any size and in any industry sector, the Stock Fund's core holdings will normally include a broadly diversified selection of securities from among the top 600 largest U.S. companies in market capitalization. The Guardian Bond Fund (the Bond Fund) generally invests in investment grade securities and generally maintains a stable intermediate duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets.

The Fund may use special techniques, such as futures and options, to protect against adverse changes in the markets while the Fund is moving money between asset classes or when there are large cash inflows. The Fund may also use these techniques on an ongoing basis to manage allocations that vary from the Fund's neutral position of 60% in equity securities and 40% in debt securities.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. Part of the Fund is invested in equities, or shares of companies, and some or all of the equity part of the Fund's portfolio may be invested in an equity index fund. Some of the assets are invested in bonds. The Fund is therefore subject to the risks of investing in the equity markets and the debt markets. Since the Fund invests in the Stock Fund, the Index Fund, the Bond Fund, and The Guardian Cash Fund (the Cash Fund), you should also review their prospectuses for an explanation of the risks associated with investment in these funds. This information will help you to better understand the risks of investing in the Fund.


Stock market risks include the risk that share prices of the Fund's portfolio securities can be driven up or down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. Debt risks include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower). In addition, there is no assurance that the portion of the Fund's portfolio that is invested in the S&P 500 Index Fund will track the performance of the Standard & Poor's 500 Composite Stock Price Index due to the S&P 500 Index Fund expenses, amount of cash and cash equivalents held in the S&P 500 Index Fund's portfolio, and the frequency and timing of shareholder purchases and sales of the S&P 500 Index Fund shares. This portion of the Fund's portfolio employs a passive management approach and the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline.


THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  3

Like the Fund, the Stock Fund, the Index Fund, the Bond Fund and the Cash Fund are advised by GIS and are only available to the public through ownership of variable annuity and variable life contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC). Their prospectuses may be obtained by calling GIAC at 1-800-221-3253 or by writing to GIAC at its Customer Service Office, Box 26210, Lehigh Valley, Pennsylvania 18002. More detail about stock market risk and debt risk appears in the section called Risks and special investment techniques.

Because the Fund uses options and futures as part of its investment strategy, you will also face risks associated with those techniques. While the Fund will use these techniques in an effort to best manage the shifts in its investment allocations and variations from its "neutral" position, as well as to manage cash flows, it is possible that the Fund will lose more value than it would have if options or futures were not used. For further information about the risks of options and futures, see the section called Risks and special investment techniques.

There is no assurance that the Fund's allocations will result in the most favorable return to investors. However, it is expected that the Fund's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.

The Fund does not have to pay any sales charges when it invests in other funds. While there are no duplicative advisory fees, you should know that you will pay indirectly for certain expenses in these other funds, in addition to the expenses of the Fund.

HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing its performance for each full calendar year since it was launched on September 15, 1999. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

 4 PROSPECTUS                              THE GUARDIAN VC ASSET ALLOCATION FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
15.01% for the quarter ended
6/30/2003.



WORST QUARTER
-16.51% for the quarter ended
9/30/2002.


YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Year ended December 31)

[TOTAL RETURNS BAR CHART]

2000                                                                              3.00
2001                                                                             -9.03
2002                                                                            -19.88
2003                                                                             27.70
2004                                                                             10.31

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1- and 5-year periods and since inception (September 15, 1999) through December 31, 2004. It compares the Fund's performance with the S&P 500 Index, an index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity, and the Lehman Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity.


                                        1 YEAR   5 YEARS   SINCE INCEPTION
--------------------------------------------------------------------------
Fund                                    10.31%    1.12%         2.66%
--------------------------------------------------------------------------
S&P 500 Index                           10.88%   -2.29%        -0.07%
--------------------------------------------------------------------------
Lehman Aggregate Bond Index              4.34%    7.71%         7.34%
--------------------------------------------------------------------------


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

  MAXIMUM SALES            MAXIMUM DEFERRED SALES
  CHARGE TO BUY        CHARGE TO SELL SHARES, AS A %
SHARES, AS A % OF    OF THE ORIGINAL PURCHASE PRICE OR
THE OFFERING PRICE   SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------
None                                                None
--------------------------------------------------------

THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  5

EXAMPLE


The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


MANAGEMENT  DISTRIBUTION   OTHER
   FEES     (12b-1) FEES  EXPENSES    TOTAL
---------------------------------------------
0.50%               None     0.03%      0.53%
---------------------------------------------



The fees shown in the table above and in the example below reflect expenses that are charged to the Fund directly, as well as expenses that are charged to the Fund indirectly by looking through to the expenses of the funds in which the Fund invests (the "Underlying Funds"). The Fund's indirect expenses are calculated using a weighted average of the expenses attributable to the Underlying Funds.


The example assumes:

- you invest $10,000 for the time periods shown and redeem all of your shares at the end of the period

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

  Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

  The costs of investing in the Fund would be:


1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------
  $54      $170      $296       $665
--------------------------------------


 6 PROSPECTUS                              THE GUARDIAN VC ASSET ALLOCATION FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, of some of the special investment techniques the Fund's investment adviser expects to use as well as some of the special investment techniques used by the investment advisers for the funds in which the Fund will invest and the risks involved.

PRINCIPAL RISKS TO INVESTORS

INVESTMENT ALLOCATION RISK

The investment adviser's judgment about the allocation of the Fund's assets to debt or equity markets could prove to be incorrect. The investment adviser's allocations among the various asset classes could cause the Fund to underperform relative to a different asset allocation strategy over any given period.

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

DEBT RISKS

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments, if any of the following occur:

- interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

- the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")

- as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

- as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  7

- the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").

Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

Prepayment and extension risk

There is also the possibility that a debt security could be prepaid before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

JUNK BOND RISK

A portion of the Bond Fund's assets may be invested in junk bonds. Junk bonds are below investment grade bonds rated as Ba or BB and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them. Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the

 8 PROSPECTUS                              THE GUARDIAN VC ASSET ALLOCATION FUND
additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Bond Fund to sell these securities at the time it sees fit.

FOREIGN MARKET RISKS

A portion of both the Stock Fund and the Bond Fund's assets may be invested in foreign securities. Investing in foreign securities involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.


ASSET ALLOCATION RISK


In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective. This risk applies to the Stock Fund, the Bond Fund and the Cash Fund as well as to the Fund itself.

PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return. Active trading of securities may also increase the Fund's realized capital gains or losses. The Fund historically has not had a high portfolio turnover rate; however, the investment adviser will buy and sell securities as deemed necessary in an attempt to maximize returns.

In addition, the Stock Fund, the Index Fund, the Bond Fund and the Cash Fund serve as underlying funds in which the Asset Allocation Fund will invest. Purchase and redemptions by the Asset Allocation Fund might affect the portfolio turnover rates for the underlying funds.

THE GUARDIAN VC ASSET ALLOCATION FUND                              PROSPECTUS  9

SPECIAL INVESTMENT TECHNIQUES

The techniques described below may be used either by the Fund itself or by one or more of the underlying funds in the fund-of-funds arrangement. For simplicity, this section uses the term "Fund" to include the underlying Funds in which the Asset Allocation Fund invests.

AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN DEPOSITARY RECEIPTS (EDRs) AND GLOBAL DEPOSITARY RECEIPTS (GDRs)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money for temporary emergency purposes or to facilitate redemptions, and as part of its investment strategy. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940 (the 1940 Act) limits borrowings to 33 1/3% of a mutual fund's total assets.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

The Fund may engage in dollar roll and reverse repurchase transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Whenever the Fund enters into a dollar roll or reverse repurchase transaction, it segregates assets - typically U.S. government securities or liquid, unencumbered securities - whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

 10 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND

Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GIS believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the Investment Company Act of 1940. See Borrowing, above.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's investment adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use these contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

The Fund may invest a portion of their assets in illiquid securities and exempt commercial paper. Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund limits its investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser

THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  11
determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

INVESTMENT GRADE SECURITIES

The Fund may invest in investment grade securities. Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, securities indices or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment. However, if the investment adviser misjudges the direction of the market for a security, the Fund could lose money by using options - more money than it would have lost by investing directly in the security.

REPURCHASE AGREEMENTS

The Fund may invest a portion of its assets in repurchase agreements. In a repurchase agreement transaction, a Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties.

 12 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for their portfolios at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

YANKEE SECURITIES

The Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its individual investment objectives or regulatory and federal tax considerations.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.


THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  13

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

Guardian Investor Services LLC (GIS) is the investment adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The investment adviser is entitled to a management fee for its services at an annual rate of 0.50% of the Fund's average net assets.


PORTFOLIO MANAGERS


Jonathan C. Jankus, CFA, serves as co-portfolio manager for the Fund and has been responsible for allocating the assets of the Fund since its inception. He has been a Managing Director of Guardian Life since March 1998. Mr. Jankus joined Guardian Life in 1995.

Stewart M. Johnson serves as co-portfolio manager of the Fund. Mr. Johnson has been a Senior Director of Guardian Life since January 2002. He was Second Vice President, Investment Information Systems, from December 2000 to January 2002, and Assistant Vice President prior thereto.


The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, any other accounts managed by the portfolio manager(s), and each portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.


 14 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING


Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.



Funds that invest in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.


THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  15

Other types of securities that a Fund may hold, such as small-cap stocks and high yield securities, may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

FUND POLICIES AND PROCEDURES


The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all shareholders. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.



If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:



- limiting the frequency of transfers to not more than once every 30 days;



- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;



- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;



- refusing to act on instructions of an agent acting under a power of attorney on your behalf;


 16 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND

- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or



- impose a holding period between transfers.



Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:


- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;


- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;



- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.



While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.


The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.


We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem


THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  17
necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.

SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.


NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.


Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.



Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of the Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


Fair value pricing may also be used for high yield and municipal bonds when their prices become stale due to lack of trading activity, or are determined for other reasons not to accurately reflect their fair values.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in

 18 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND
additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  19

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.


Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                      YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------
                                                       2004        2003         2002        2001        2000
                                                      -------     -------     --------     -------     -------
Net Asset Value, Beginning of Year                      $8.40       $6.78        $8.62       $9.83      $10.68
                                                      -------     -------     --------     -------     -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.13        0.10         0.14        0.24        0.37
Net Realized and Unrealized Gain/(Loss) on
  Investments                                            0.74        1.76        (1.83)      (1.12)      (0.05)
                                                      -------     -------     --------     -------     -------
Net Increase/(Decrease) from Investment Operations       0.87        1.86        (1.69)      (0.88)       0.32
                                                      -------     -------     --------     -------     -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (0.11)      (0.24)       (0.15)      (0.10)      (0.36)
Net Realized Gain on Investments                           --          --           --       (0.23)      (0.81)
                                                      -------     -------     --------     -------     -------
Total Dividends and Distributions                       (0.11)      (0.24)       (0.15)      (0.33)      (1.17)
                                                      -------     -------     --------     -------     -------
Net Asset Value, End of Year                            $9.16       $8.40        $6.78       $8.62       $9.83
                                                      -------     -------     --------     -------     -------
Total Return*                                           10.31%      27.70%      (19.88)%     (9.03)%      3.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)               $55,927     $48,980      $34,572     $44,768     $38,627
Ratio of Expenses to Average Net Assets                  0.31%(a)    0.29%(a)     0.31%(a)    0.39%(a)    0.48%(a)
Gross Expense Ratio                                      0.53%(b)    0.54%(b)     0.56%(b)    0.56%(b)    0.73%(b)
Ratio of Net Investment Income to Average Net
  Assets                                                 1.52%       1.51%        1.89%       2.87%       3.83%
Portfolio Turnover Rate                                     0%          0%           0%         29%         12%


--------------------


   * Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.



(a) Amounts do not include expenses of the underlying funds.



(b) Amounts include expenses of the underlying funds.


 20 PROSPECTUS                             THE GUARDIAN VC ASSET ALLOCATION FUND

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

THE GUARDIAN VC ASSET ALLOCATION FUND                             PROSPECTUS  21

PROSPECTUS
May 1, 2005

THE GUARDIAN
VC HIGH YIELD
BOND FUND

INVESTMENT OBJECTIVE

THE GUARDIAN VC HIGH YIELD BOND FUND seeks current income. Capital appreciation is a secondary objective.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
   GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION,
   ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY,
   AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE
   PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  1

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

Normally, at least 80% of the value of the Fund's total assets is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or are unrated. These securities are commonly known as junk bonds. Bonds are debt obligations which involve a written promise by the borrower to pay interest for a specified period and repay the principal on a specified date. Interest can be fixed, contingent, floating or variable. The Fund may also invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.


The investment adviser, Guardian Investor Services LLC (GIS), considers several factors in purchasing and selling securities, such as the issuer's earnings patterns, financial history, management and general prospects, relative to the price of the security. The duration and maturity of the Fund's portfolio are not actively managed due to the nature of the high yield securities in which the Fund invests.


There is no lower limit on the rating of securities that may be in the Fund. Some of the securities the Fund buys and holds may be in default, giving them the lowest rating.

The Fund may invest its assets in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, recapitalizations and acquisitions.

The Fund may invest in common and preferred stocks, and warrants to purchase common stocks, bonds or other kinds of securities. Usually, no more than 20% of the Fund's assets will be invested in these types of securities.

The Fund may also purchase zero coupon bonds and "pay-in-kind" securities. Zero coupon bonds are issued at a significant discount from face value, do not make periodic interest payments and become due only upon maturity. Pay-in-kind securities (PIKs) make periodic interest payments in additional securities.

The Fund may invest in foreign securities and so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Generally, the Fund does not expect its foreign investments to exceed 35% of its total assets. Yankee securities trade and may be settled in U.S. markets. The Fund may enter into forward foreign currency exchange contracts to try to minimize the effects of changes in foreign exchange rates.

The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent interests in pools of commercial or residential mortgages. The Fund may also invest in collateralized

 2 PROSPECTUS                               THE GUARDIAN VC HIGH YIELD BOND FUND

JUNK BOND RISK
Junk bonds are below
investment grade bonds rated as
Ba1 or BB+ and lower by
Moody's Investors Service, Inc. and
Standard & Poor's Ratings Group,
and are also known as high-yield
bonds. They may be issued by
companies without a long track
record of sales and earnings, or
those with questionable credit
strength. The market prices of
these securities may fluctuate
more than higher-quality
securities and may decline
significantly in periods of
general or regional economic
difficulty.


mortgage obligations, or CMOs, which are backed by pooled mortgage loans that may be issued or guaranteed by the U.S. government or a U.S. government agency, or supported by the credit of a private entity.


Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-governmental entities.
As a temporary defensive strategy, the Fund may invest some or all of its assets in investment grade debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

The Fund may also buy Treasury bills, notes and bonds, which are all guaranteed by the U.S. government.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower).


Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Since the Fund invests primarily in below investment grade securities, an investment in the Fund exposes you to the special risks associated with these securities. Lower-quality debt is considered to be speculative because it's less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.


With respect to the 35% of its total assets that the Fund may invest in foreign securities, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater

THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  3
volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

See the section called Risks and special investment techniques for a discussion of debt and junk bond risks, as well as the foreign market risks of investing in this Fund.

The Fund may invest in mortgage-backed securities. Although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

Since the Fund may invest in equity securities, an investment in the Fund also exposes you to stock market risks. When the Fund buys equities, there are special risks related to fluctuations or declines in either the price of an individual security or in securities markets in general. For more information, see Risks and special investment techniques.

The Fund may invest in zero coupon securities and PIKs. Since these securities do not pay interest in the form of cash, they fluctuate more in value than other interest-bearing securities. For more information, see Risks and special investment techniques.

The Fund may experience a relatively high portfolio turnover which will result in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GIS's continuing asset allocation efforts among and within various sectors of the high yield bond markets.

HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing its performance for each full calendar year since it was launched on September 13, 1999. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. This performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

 4 PROSPECTUS                               THE GUARDIAN VC HIGH YIELD BOND FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
5.94% for the quarter ended
6/30/2003.



WORST QUARTER
-5.79% for the quarter ended
12/31/2000.


YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Year ended December 31)

[TOTAL RETURNS BAR CHART]

2000                                                                             -6.07
2001                                                                              3.56
2002                                                                              1.29
2003                                                                             17.95
2004                                                                              9.22

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1- and 5-year periods and since inception (September 13, 1999) through December 31, 2004. It compares the Fund's performance with the Lehman Brothers Corporate High Yield Index, an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high yield debt market.


                                                                  SINCE
                                             1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------------
Fund                                          9.22%    4.88%      5.15%
-------------------------------------------------------------------------
Lehman Brothers Corporate High Yield Index   11.13%    6.97%      6.77%
-------------------------------------------------------------------------


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

  MAXIMUM SALES            MAXIMUM DEFERRED SALES
  CHARGE TO BUY        CHARGE TO SELL SHARES, AS A %
SHARES, AS A % OF    OF THE ORIGINAL PURCHASE PRICE OR
THE OFFERING PRICE   SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------
None                                                None
--------------------------------------------------------

THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  5

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


MANAGEMENT  DISTRIBUTION   OTHER
   FEES     (12b-1) FEES  EXPENSES    TOTAL
---------------------------------------------
0.60%               None     0.19%      0.79%
---------------------------------------------


The example assumes:

- you invest $10,000 for the time periods shown and redeem all of your shares at the end of the period

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

The costs of investing in the Fund would be:


1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------
  $81      $252      $439       $978
--------------------------------------


 6 PROSPECTUS                               THE GUARDIAN VC HIGH YIELD BOND FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's investment adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

DEBT RISKS

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments, for the following reasons:

- interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

- the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")

- as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

- as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

- the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").

Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds, pay-in-kind securities (which make interest payments in additional securities) and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk. However, certain agency obligations, while of the highest credit quality, are supported only by the issuer's credit or right to borrow from the U.S. Treasury.

THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  7

Prepayment and extension risk

There is also the possibility that a debt security could be prepaid before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

JUNK BOND RISK

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them.

Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Fund to sell these securities at the time it sees fit.

Junk bonds usually pay a higher interest rate than investment grade bonds, but also involve greater risks. You could lose money in connection with the Fund's investments in junk bonds, or the Fund's performance could fall below that of other possible investments, because junk bonds:

- are speculative and have a higher risk of default

- tend to react more to changes in interest rates than higher-rated securities

- tend to be less liquid, and may be more difficult to value

- are issued by entities whose ability to make principal and interest payments are more likely to be affected by changes in economic conditions or other circumstances.

 8 PROSPECTUS                               THE GUARDIAN VC HIGH YIELD BOND FUND

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

FOREIGN MARKET RISKS

Investing in foreign markets, particularly those of emerging markets, involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

The Fund may invest in countries whose markets are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default

THE GUARDIAN VC HIGH YIELD BOND FUND                               PROSPECTUS  9
on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact a Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.


ASSET ALLOCATION RISK


In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by a Fund are replaced. The higher the rate, the higher the transactional costs associated with the turnover, which will reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.

 10 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money for temporary emergency purposes or to facilitate redemptions, and as part of its investment strategy. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The Investment Company Act of 1940 (the 1940 Act) limits borrowings to 33 1/3% of a mutual fund's total assets.

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Whenever the Fund enters into a dollar roll or reverse repurchase transaction, it maintains segregated assets -- typically U.S. government securities or liquid, unencumbered securities -- whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GIS believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the 1940 Act. See Borrowing, above.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's investment adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A

THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  11
small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use these contracts to expedite settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund limits investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

INVESTMENT GRADE SECURITIES

Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include

 12 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, securities indices or financial futures contracts. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser misjudges the direction of the market for a security, the Fund could lose money by using options -- more money than it would have lost by investing directly in the security.

PAY-IN-KIND SECURITIES

The Fund may purchase pay-in-kind securities (PIKs). These are debt securities that make periodic interest payments in additional securities.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties.

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty

THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  13
fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for their portfolios at favorable prices or yields. They do not engage in these transactions to speculate on interest rate changes.

YANKEE SECURITIES

The Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked in to rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives or regulatory and federal tax considerations.

CHANGES TO CERTAIN POLICIES

Under normal circumstances, the Fund will invest at least 80% of its total assets in investments suggested by its name, as described above, under "The Fund's principal investment strategies". The Fund will provide 60 days' written notice to shareholders of a change to this non-fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.


 14 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

Guardian Investor Services LLC (GIS) is the investment adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The investment adviser is entitled to a management fee for its services at an annual rate of 0.60% of average net assets.

PORTFOLIO MANAGER

Peter J. Liebst has served as portfolio manager since May 1, 2003. Prior thereto, he served as co-portfolio manager of the Fund since its inception. Mr. Liebst is a Managing Director of Guardian Life.


The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, any other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.


THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  15

BUYING AND SELLING FUND SHARES

YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING


Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.



Funds that invest in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.


Other types of securities that the Fund may hold, such as high yield securities, may be thinly or infrequently traded, which makes the

 16 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

FUND POLICIES AND PROCEDURES


The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.



If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:



- limiting the frequency of transfers to not more than once every 30 days;



- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;



- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;



- refusing to act on instructions of an agent acting under a power of attorney on your behalf;



- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or



- impose a holding period between transfers.


THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  17

Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:


- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;


- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;



- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.



While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.


The Funds has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.


We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.


SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or

 18 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV. Securities primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value (or NAV) of the Fund's shares may change on days when GIAC will not be able to buy or sell Fund shares on behalf of contractowners.


NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.


Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.



Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of the Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


Fair value pricing may also be used for high yield and municipal bonds when their prices become stale due to lack of trading activity, or are determined for other reasons not to accurately reflect their fair values.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in

THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  19
additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 20 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund for the past five years.


Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                     YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------
                                                        2004       2003       2002       2001       2000
                                                       -------    -------    -------    -------    -------
Net Asset Value, Beginning of Year                       $8.43      $7.61      $8.13      $8.61     $10.04
                                                       -------    -------    -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.58       0.53       0.63       0.77       0.85
Net Realized and Unrealized Gain/(Loss) on
  Investments                                             0.17       0.82      (0.53)     (0.47)     (1.44)
                                                       -------    -------    -------    -------    -------
Net Increase/(Decrease) from Investment Operations        0.75       1.35       0.10       0.30      (0.59)
                                                       -------    -------    -------    -------    -------

DIVIDENDS TO SHAREHOLDERS FROM
Net Investment Income                                    (0.58)     (0.53)     (0.62)     (0.78)     (0.84)
                                                       -------    -------    -------    -------    -------
Net Asset Value, End of Year                             $8.60      $8.43      $7.61      $8.13      $8.61
                                                       -------    -------    -------    -------    -------
Total Return*                                             9.22%     17.95%      1.29%      3.56%     (6.07)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)                $63,340    $54,424    $35,683    $32,210    $26,834
Ratio of Expenses to Average Net Assets                   0.79%      0.81%      0.87%      0.90%      0.90%
Ratio of Net Investment Income to Average Net
  Assets                                                  6.97%      7.17%      7.88%      8.96%      9.11%
Portfolio Turnover Rate                                     90%       165%        66%       140%       155%


--------------------


* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.


THE GUARDIAN VC HIGH YIELD BOND FUND                              PROSPECTUS  21

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of a Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

 22 PROSPECTUS                              THE GUARDIAN VC HIGH YIELD BOND FUND

PROSPECTUS
May 1, 2005

THE GUARDIAN
VC LOW DURATION
BOND FUND

INVESTMENT OBJECTIVE

THE GUARDIAN VC LOW DURATION BOND FUND seeks a high level of current income consistent with preservation of capital.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN VC LOW DURATION BOND FUND                             PROSPECTUS  1

DURATION
Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the value of the Fund's net assets is usually invested in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. Investment grade securities are those that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality. The Fund tends to have an average duration within a range of between 1 and 3 years and an average maturity of 1 to 3 years.

Debt obligations are written promises by the borrower to pay interest for a specified period and to repay the debt on a specified date or over time. Interest can be payable at a fixed, variable, or floating rate or, as in the case of zero coupon bonds, the obligation can be purchased at a discount from its face value in place of interest.

Guardian Investor Services LLC (GIS), the Fund's investment adviser, allocates the Fund's investments among the various sectors of the debt market by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on their attractiveness relative to each other. Within the sector allocations, the investment adviser selects individual securities by considering yield, potential appreciation, credit quality, maturity and degree of risk relative to other securities in the sector. The Fund maintains a low duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond (or bond fund) with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point; conversely, if rates fell by one percentage point, the price of the bond would be expected to rise by approximately 5%.


Most of the debt obligations in the Fund are rated investment grade. This means they are secured or unsecured obligations rated in one of the four highest categories by a nationally recognized statistical ratings organization such as Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. If the securities are unrated they must be deemed to be of comparable quality by GIS. Some of the Fund's assets may have lower ratings, either because they were downgraded after the Fund acquired them or because they have strong prospects of being upgraded to investment grade. Debt securities rated below investment grade are commonly known as high yield or junk bonds, and are described in the section called Risks


 2 PROSPECTUS                             THE GUARDIAN VC LOW DURATION BOND FUND
and Special Investment Techniques. Normally, less than 10% of the Fund's net assets will be invested in lower rated securities.


The Fund may invest in mortgage-backed securities. These securities represent interests in pools of commercial or residential mortgages. Mortgage-backed securities may be issued by U.S. government agencies or by private entities. Some mortgage-backed securities may be backed by the U.S. government. The Fund may also invest in collateralized mortgage obligations, or CMOs, which are backed by pooled mortgage loans that may be issued or guaranteed by the U.S. government or a U.S. government agency, or supported by the credit of a private entity.

The Fund may also invest in asset-backed securities. These are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are issued primarily by non-government entities.


The Fund may invest in so-called Yankee securities. Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets. Additionally, from time to time, the Fund may invest up to 10% of the value of its net assets in other foreign securities denominated in U.S. dollars.


The Fund also invests in Treasury bills, notes and bonds, which are backed by the U.S. government.


The Fund may engage in dollar roll and reverse repurchase agreement transactions as well as financial futures contracts and options, to generate income.


For more information, see the section called Risks and Special Investment Techniques.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations, particularly mortgage-related securities, will be prepaid when interest rates are lower).

Bonds in the Fund's portfolio which are downgraded present greater risks than higher-quality bonds. Lower-quality debt securities may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market

THE GUARDIAN VC LOW DURATION BOND FUND                             PROSPECTUS  3
prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.

Bonds are issued with a specific maturity date on which the issuer must repay the bond's face value. Bonds with longer maturities can be more sensitive to interest rate changes. The longer a bond's maturity, the more the price of the bond tends to fluctuate in response to changes in interest rates.

The Fund may invest in mortgage-backed securities. Although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of a U.S. government agency or a private entity, and as such are neither guaranteed nor insured by the U.S. government.

The Fund may experience a relatively high portfolio turnover, resulting in greater transaction costs which will reduce the Fund's return. Active trading of securities may also increase short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.


HOW THE FUND HAS PERFORMED



The bar chart below provides some indication of the risks of investing in the Fund by showing its performance for the past calendar year. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. The performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.


 4 PROSPECTUS                             THE GUARDIAN VC LOW DURATION BOND FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
1.00% for the quarter ended
9/30/2004.



WORST QUARTER
-1.12% for the quarter ended
6/30/2004.


YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

2004                                                                             0.91


Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.



                                                                 SINCE
                                                      1 YEAR   INCEPTION
------------------------------------------------------------------------
VC Low Duration Bond Fund                             0.91%      1.41%
------------------------------------------------------------------------
Lehman U.S. Government 1-3 Year Bond Index            1.07%      1.65%
------------------------------------------------------------------------


THE GUARDIAN VC LOW DURATION BOND FUND                             PROSPECTUS  5

EXAMPLE

The example allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.


The example assumes:


- you invest $10,000 for the time periods shown and redeem your shares at the end of the period


- your investment has a 5% return each year

- the Fund's operating expenses do not change.

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

          MAXIMUM SALES                   MAXIMUM DEFERRED SALES
          CHARGE TO BUY                CHARGE TO SELL SHARES, AS A %
        SHARES, AS A % OF            OF THE ORIGINAL PURCHASE PRICE OR
       THE OFFERING PRICE            SALE PROCEEDS, WHICHEVER IS LOWER
----------------------------------------------------------------------
None                                                              None
----------------------------------------------------------------------

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


 MANAGEMENT    DISTRIBUTION    OTHER
    FEES       (12b-1) FEES  EXPENSES*    TOTAL
-------------------------------------------------
0.45%                  None      0.36%      0.81%
-------------------------------------------------





Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

The costs of investing in the Fund would be:


1 YEAR   3 YEARS  5 YEARS  10 YEARS
-----------------------------------
 $ 83       $259     $450    $1,002
-----------------------------------


 6 PROSPECTUS                             THE GUARDIAN VC LOW DURATION BOND FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES



WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's investment adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

DEBT RISKS

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments, if any of the following occur:

- interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

- the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")

- as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

- as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than expected, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

- the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").

INTEREST RATE RISK

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

CREDIT RISK

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk, since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

THE GUARDIAN VC LOW DURATION BOND FUND                             PROSPECTUS  7

PREPAYMENT AND EXTENSION RISK

There is also the possibility that a debt security could be prepaid or "called" before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

JUNK BOND RISK

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. These securities may also be less liquid, making it more difficult for the Fund to sell them.

TEMPORARY DEFENSIVE POSITION

The Fund may take a temporary defensive position in response to emergency or extraordinary circumstances. The Fund may invest in cash, cash equivalents and repurchase agreements and may borrow up to 33 1/3% of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.


ASSET ALLOCATION RISK


The investment adviser must try to determine the proper mix of securities, in order to meet the Fund's investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

PORTFOLIO TURNOVER

Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional costs associated with the turnover which will reduce the Fund's return.

 8 PROSPECTUS                             THE GUARDIAN VC LOW DURATION BOND FUND

SPECIAL INVESTMENT TECHNIQUES

BORROWING

The Fund may borrow up to 33 1/3% of the value of its total assets for temporary emergency purposes. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. Amounts borrowed for temporary emergency purposes, together with any outstanding obligations relating to dollar rolls, reverse repurchase agreements or similar transactions will not exceed the 33 1/3% limit.

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, the Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Whenever the Fund enters into a dollar roll or reverse repurchase transaction, it segregates assets -- typically U.S. government securities or liquid, unencumbered securities -- whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GIS believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the 1940 Act. See Borrowing, above.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund's investment restrictions currently limit the Fund's investments in illiquid securities to 15% of total assets.

THE GUARDIAN VC LOW DURATION BOND FUND                             PROSPECTUS  9

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

INVESTMENT GRADE SECURITIES

Investment grade securities are secured or unsecured debt obligations that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties.

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

 10 PROSPECTUS                            THE GUARDIAN VC LOW DURATION BOND FUND

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

YANKEE SECURITIES

The Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

CHANGES TO CERTAIN POLICIES

Under normal circumstances, the Fund will invest at least 80% of its net assets in investments suggested by its name, as described above, under "The Fund's principal investment strategies". The Fund will provide 60 days' written notice to shareholders of a change to this non-fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.


THE GUARDIAN VC LOW DURATION BOND FUND                            PROSPECTUS  11

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

Guardian Investor Services LLC (GIS) is the investment adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS buys and sells securities, and selects brokers to effect transactions. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC).

The investment adviser is entitled to a management fee for its services at the annual rate of 0.45% of the Fund's average net assets.

PORTFOLIO MANAGERS

Howard Chin serves as co-portfolio manager of the Fund. Mr. Chin has been a Managing Director of Guardian Life since 1997. He also manages The Guardian Bond Fund, Inc., as well as part of the fixed income assets of Guardian Life and the fixed income assets for other Guardian subsidiaries.

Robert J. Crimmins, Jr. serves as co-portfolio manager of the Fund. Mr. Crimmins has been a Senior Director of Guardian Life since March 2001. He was Assistant Vice President, Fixed Income Investments, prior thereto.


The Statement of Additional Information provides additional information about each portfolio manager's compensation structure, any other accounts managed by the portfolio manager(s), and each portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.


 12 PROSPECTUS                            THE GUARDIAN VC LOW DURATION BOND FUND

BUYING AND SELLING FUND SHARES



YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING


Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.


Other types of securities that a Fund may hold, such as high yield securities, may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

FUND POLICIES AND PROCEDURES


The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in

THE GUARDIAN VC LOW DURATION BOND FUND                            PROSPECTUS  13
contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.



If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:



- limiting the frequency of transfers to not more than once every 30 days;



- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;



- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;



- refusing to act on instructions of an agent acting under a power of attorney on your behalf;



- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or



- impose a holding period between transfers.



Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:


- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;

 14 PROSPECTUS                            THE GUARDIAN VC LOW DURATION BOND FUND

- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;



- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.



While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Funds will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.


The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.


We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.


SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.


NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.


THE GUARDIAN VC LOW DURATION BOND FUND                            PROSPECTUS  15

Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.



Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of the Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


Fair value pricing may also be used for high yield and municipal bonds when their prices become stale due to lack of trading activity, or are determined for other reasons not to accurately reflect their fair values.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.

The Fund intends to qualify and continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interest of its shareholders. The Fund is also subject to certain

 16 PROSPECTUS                            THE GUARDIAN VC LOW DURATION BOND FUND
diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

A relatively small portion of the Fund's investment income may be received from sources within foreign countries and be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitles certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

THE GUARDIAN VC LOW DURATION BOND FUND                            PROSPECTUS  17

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund since its inception.


Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                                         PERIOD FROM
                                                                   YEAR ENDED        AUGUST 28, 2003+ TO
                                                                DECEMBER 31, 2004     DECEMBER 31, 2003
                                                                -----------------    -------------------
Net Asset Value, Beginning of Period                                  $10.06                $10.00
                                                                     -------               -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                   0.18                  0.03
Net Realized and Unrealized Gain/(Loss) on Investments                 (0.09)                 0.07
                                                                     -------               -------
Net Increase from Investment Operations                                 0.09                  0.10
                                                                     -------               -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                  (0.18)                (0.03)
Net Realized Gain on Investments                                          --                 (0.01)
                                                                     -------               -------
Total Dividends and Distributions                                      (0.18)                (0.04)
                                                                     -------               -------
Net Asset Value, End of Period                                         $9.97                $10.06
                                                                     -------               -------
Total Return*                                                           0.91%                 0.97%(a)
                                                                     -------               -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)                              $23,657               $10,840
Ratio of Expenses to Average Net Assets                                 0.81%                 1.74%(b)
Ratio of Net Investment Income to Average Net Assets                    2.11%                 0.93%(b)
Portfolio Turnover Rate                                                   90%                   92%


--------------------


   +   Commencement of operations.


   * Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.



(a) Not annualized.



(b) Annualized.


 18 PROSPECTUS                            THE GUARDIAN VC LOW DURATION BOND FUND

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address, unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

THE GUARDIAN VC LOW DURATION BOND FUND                            PROSPECTUS  19

PROSPECTUS
May 1, 2005

THE GUARDIAN UBS
VC LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

THE GUARDIAN UBS VC LARGE CAP VALUE FUND seeks to maximize total return, consisting of capital appreciation and current income.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN UBS VC LARGE CAP VALUE FUND                           PROSPECTUS  1

LARGE MARKET
CAPITALIZATION
The Fund invests in large market capitalization companies. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


Normally, at least 80% of the value of the Fund's net assets, including any borrowings for investment purposes, is invested in equity securities issued by companies with a large market capitalization at the time of purchase. The Fund defines large market capitalization companies as those companies in the market capitalization range of the Fund's benchmark, the Russell 1000 Value Index. Under normal market conditions, the Fund expects that its median market capitalization will approximate the median market capitalization of the index. As of March 31, 2005, the market capitalization of companies represented in the Russell 1000 Value Index ranged between $511 million and $389 billion, and the median market capitalization was $4.5 billion. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. Investments in equity securities may include dividend-paying securities, common stock, preferred stock, and convertible securities. Convertible securities are described in the section called Risks and Special Investment Techniques.



The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc., the Fund's investment Sub-adviser (the "investment adviser"), do not reflect the company's full value. These expectations are based on the investment adviser's assessment of a company's ability to generate profit and grow the business in the future. The investment adviser's definition of "fundamental value" is the investment adviser's assessment of what a stock is worth and "market price" is the price that investors will pay to acquire a particular asset in the investment marketplace today. For each stock under analysis, the investment adviser estimates a fundamental value based upon detailed economic, industry and company analysis, and upon consideration of each company's management team, competitive advantage and core competencies, including structure and global integration. The investment adviser's on-site company visits examine the characteristics of each company (i.e., balance sheet fundamentals, culture, productivity, pricing, etc.), and the investment adviser determines which companies, in its opinion, offer attractive valuation. These value estimates are then compared to current market prices and ranked against the other stocks in the investment adviser's valuation universe. The Fund's portfolio is constructed by focusing on those stocks that rank in the top 20% of the valuation output.


The investment adviser's investment research combines both top-down and bottom-up analyses. The top-down analysis seeks to identify broad economic and market shaping trends that influence security prices. These encompass both long-term and short-term economic factors and market-shaping themes, ranging from global interest rate and inflation estimates to strategic sector and industry developments. The investment adviser seeks to identify broad trends that will affect the investment landscape and to take advantage of

 2 PROSPECTUS                           THE GUARDIAN UBS VC LARGE CAP VALUE FUND
them before other investors do. The bottom-up analysis includes researching the very specific factors that affect the cash flows of potential investments around the world. This research is integrated around the world, giving the investment adviser the ability to take advantage of a wide array of investment opportunities. Research teams are located in all of the world's major financial markets and utilize a consistent framework for researching and analyzing investments. The teams rank investment opportunities found in the global marketplace and evaluate the most likely risk and return scenarios that will occur within and across their focused sets of potential investments.


After the research teams identify opportunities, the investment adviser's investment specialists select securities taking into account both the potential return as well as the potential risks inherent in each investment. For each new security considered, the investment adviser undertakes a detailed analysis of how the security will affect overall portfolio composition, which involves evaluating absolute risk as well as the risk relative to the appropriate benchmark. The investment adviser's dedicated risk analysis team uses risk analysis tools to augment the evaluation of investment risks. Working with this team, the investment specialists select investments and determine the weights those investments will be given within the portfolio. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common risk factor exposures (e.g., size, stock price, momentum), industry weightings and individual stock selection. The Fund attempts to ensure that investment decisions are implemented in a timely and cost-effective manner.


The Fund will invest primarily in companies with large market capitalizations as defined above; however, it may also invest no more than 20% of its assets in securities that fall outside of the definition. In addition, if movement in the market price causes a security to change from one classification to another, the security is not required to be sold from the Fund's portfolio.

The Fund may also invest up to 20% of its net assets in foreign issuers. Within this overall limit, the Fund intends to diversify among countries, but reserves the right to invest a substantial portion of its assets in one or a few countries if economic and business conditions warrant such investments. The Fund may use forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies or purchase and write put and call options on foreign currencies to try to manage the Fund's exposure to changes in currency exchange rates.

Benchmarks are indices comprised of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Fund's benchmark, Russell 1000 Value Index, plays an important role in the investment adviser's investment process. The Fund's investment adviser attempts to add value by employing various strategies of

THE GUARDIAN UBS VC LARGE CAP VALUE FUND                           PROSPECTUS  3
overweighting and underweighting broad country, sector and other factors such as market capitalization, volatility and earnings yield relative to the benchmark. The investment adviser's risk management team utilizes tools to help ensure that during the portfolio construction process, unintended risks relative to the benchmark are mitigated.

As a temporary defensive strategy, the Fund may invest some or all of its assets in cash or cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

For more information on futures, options and forward foreign currency exchange contracts, see Risks and Special Investment Techniques.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in the stock markets, which include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. You should be aware that the performance of different types of equity securities may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen and vice versa.

The Fund could also be subject to the risks of foreign investing to the extent that its portfolio may be invested overseas. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

More detailed information about equity risk and risks of foreign investing appears in the section called Risks and Special Investment Techniques.

HOW THE FUND HAS PERFORMED


The bar chart below provides some indication of the risks of investing in the Fund by showing its performance for the past calender year. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. The performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.


 4 PROSPECTUS                           THE GUARDIAN UBS VC LARGE CAP VALUE FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:



BEST QUARTER
9.39% for the quarter ended
12/31/2004.



WORST QUARTER
0.86% for the quarter ended
9/30/2004.



YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Years ended December 31)


[TOTAL RETURNS BAR CHART]

2004                                                                             13.74


Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.



                                                                 SINCE
                                                      1 YEAR   INCEPTION
------------------------------------------------------------------------
The Guardian UBS VC Large Cap Value Fund              13.74%    23.77%
------------------------------------------------------------------------
Russell 1000 Value Index                              16.49%    25.51%
------------------------------------------------------------------------


THE GUARDIAN UBS VC LARGE CAP VALUE FUND                           PROSPECTUS  5

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

  MAXIMUM SALES            MAXIMUM DEFERRED SALES
  CHARGE TO BUY        CHARGE TO SELL SHARES, AS A %
SHARES, AS A % OF    OF THE ORIGINAL PURCHASE PRICE OR
THE OFFERING PRICE   SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------
None                                                None
--------------------------------------------------------

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


MANAGEMENT  DISTRIBUTION   OTHER
   FEES     (12b-1) FEES  EXPENSES    TOTAL
---------------------------------------------
0.83%               None     0.14%      0.97%
---------------------------------------------


   The example assumes:

   - you invest $10,000 for the time periods shown and redeem all of your shares at the end of the period

   - your investment has a 5% return each year

   - the Fund's operating expenses do not change.

   Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

   The costs of investing in the Fund would be:


    1 YEAR   3 YEARS   5 YEARS    10 YEARS
    ---------------------------------------
     $99      $309      $536       $1,190
    ---------------------------------------


 6 PROSPECTUS                           THE GUARDIAN UBS VC LARGE CAP VALUE FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Fund's adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

FOREIGN MARKET RISKS

Investing in foreign markets involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

THE GUARDIAN UBS VC LARGE CAP VALUE FUND                           PROSPECTUS  7

ASSET ALLOCATION RISK


In order to meet the Fund's investment objective, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

PORTFOLIO TURNOVER


Portfolio turnover rates are not a factor in making buy and sell decisions. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return and thus impact the Fund's performance.


SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING


The Fund may borrow money as a temporary measure for extraordinary purposes, to facilitate redemptions or as part of the Fund's investment strategy. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The 1940 Act limits borrowings to 33 1/3% of a mutual fund's total assets.


CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

EXCHANGE-TRADED INDEX SECURITIES

The Fund may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of

 8 PROSPECTUS                           THE GUARDIAN UBS VC LARGE CAP VALUE FUND
the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear these expenses in addition to its own Fund expenses.

The Fund invests in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market. The Fund will not sell these securities short or use them for any purpose other than those stated above.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Fund's investment adviser misjudges the direction of interest rates, markets or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use these contracts to try to expedite settlement of portfolio transactions and to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund may not invest more than 15% of its net assets in illiquid securities.

THE GUARDIAN UBS VC LARGE CAP VALUE FUND                           PROSPECTUS  9

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the 15% illiquidity limit.

INVESTMENT GRADE SECURITIES

Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, indices of securities, financial futures contracts or foreign currencies within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser misjudges the direction of the market for a security, the Fund could lose money by using options -- more money than it would have lost by investing directly in the security.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties.

 10 PROSPECTUS                          THE GUARDIAN UBS VC LARGE CAP VALUE FUND

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income.

These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives or regulatory and federal tax considerations.

CHANGES TO CERTAIN POLICIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments suggested by its name, as described above, under "The Fund's principal investment strategies". The Fund will provide 60 days' written notice to shareholders of a change to this non-fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.


THE GUARDIAN UBS VC LARGE CAP VALUE FUND                          PROSPECTUS  11

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISERS

Guardian Investor Services LLC (GIS) is the investment adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS oversees and supervises the actions of the Fund's sub-adviser. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and other mutual funds' shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).


The sub-adviser for the Fund is UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. Subject to the supervision and direction of the Fund's Board of Trustees and GIS, and any written guidelines adopted by the Board or GIS and furnished to UBS Global AM, UBS Global AM will provide an investment program for all or a designated portion of the assets of the Fund, including investment research and discretionary management with respect to all securities and investments in the Fund. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of the Fund's assets that UBS Global AM manages, subject to review by GIS. As of December 31, 2004, UBS Global AM had approximately $61.26 billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG (the "Group"). As of December 31, 2004, the Group had approximately $527.4 billion in assets under management. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.


The Fund pays GIS a management fee for its services at an annual rate of 0.83% of average net assets. GIS pays the sub-adviser a sub-advisory fee from the GIS management fee.


PORTFOLIO MANAGER



John Leonard is the lead portfolio manager for the Fund. He works with other members of the Fund's investment management team in managing the Fund. Each member of the team is allocated a specific portion of the Fund's portfolio, over which he or she has independent responsibility for research, security selection, and


 12 PROSPECTUS                          THE GUARDIAN UBS VC LARGE CAP VALUE FUND
portfolio construction. The team members also have access to additional portfolio managers and analysts at UBS Global AM who specialize in the various sectors and markets in which the Fund invests. Mr. Leonard, as coordinator, has responsibility for allocating the Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the Fund's portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Leonard is a Managing Director of UBS Global AM, serves as its Head of North American Equities and Deputy Global Head of Equities, and has been with the company since 1995.



The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, any other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.


THE GUARDIAN UBS VC LARGE CAP VALUE FUND                          PROSPECTUS  13

BUYING AND SELLING FUND SHARES



YOU CAN BUY THIS FUND only if you're a contractowner of a variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC or another insurance company, as appropriate, receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING


Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.



Funds that invest in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.


 14 PROSPECTUS                          THE GUARDIAN UBS VC LARGE CAP VALUE FUND

FUND POLICIES AND PROCEDURES


The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.



If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:



- limiting the frequency of transfers to not more than once every 30 days;



- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;



- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;



- refusing to act on instructions of an agent acting under a power of attorney on your behalf;



- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or



- impose a holding period between transfers.



Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:


- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

THE GUARDIAN UBS VC LARGE CAP VALUE FUND                          PROSPECTUS  15

- two or more purchases and redemptions are made within a short period of time;


- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;



- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.



While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.


The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Fund cannot assure that all instances of market timing will be prevented by such procedures.


We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.


SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.


NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.


 16 PROSPECTUS                          THE GUARDIAN UBS VC LARGE CAP VALUE FUND

Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.



Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of the Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to separate accounts by the Fund are reinvested in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. Contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

THE GUARDIAN UBS VC LARGE CAP VALUE FUND                          PROSPECTUS  17

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.


OTHER INFORMATION ABOUT THE FUND


The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Fund will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 18 PROSPECTUS                          THE GUARDIAN UBS VC LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund since its inception.


Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                                         PERIOD FROM
                                                                  YEAR ENDED        FEBRUARY 3, 2003+ TO
                                                               DECEMBER 31, 2004      DECEMBER 31, 2003
                                                               -----------------    ---------------------
Net Asset Value, Beginning of Period                                 $12.82                 $10.00
                                                                    -------                -------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.14                   0.14
Net Realized and Unrealized Gain on Investments                        1.57                   3.06
                                                                    -------                -------
Net Increase from Investment Operations                                1.71                   3.20
                                                                    -------                -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                 (0.14)                 (0.14)
Net Realized Gain on Investments                                      (1.04)                 (0.24)
                                                                    -------                -------
Total Dividends and Distributions                                     (1.18)                 (0.38)
                                                                    -------                -------
Net Asset Value, End of Period                                       $13.35                 $12.82
                                                                    -------                -------
Total return*                                                         13.74%                 32.07%(a)
                                                                    -------                -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)                           $73,895                $58,493
Ratio of Expenses to Average Net Assets                                0.97%                  1.08%(b)
Ratio of Net Investment Income to Average Net Assets                   1.12%                  1.27%(b)
  Portfolio Turnover Rate                                               41%                    48%


--------------------


   +   Commencement of operations.



   * Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.



(a) Not annualized.



(b) Annualized.


THE GUARDIAN UBS VC LARGE CAP VALUE FUND                          PROSPECTUS  19

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

 20 PROSPECTUS                          THE GUARDIAN UBS VC LARGE CAP VALUE FUND

PROSPECTUS
May 1, 2005

THE GUARDIAN UBS
VC SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE

THE GUARDIAN UBS VC SMALL CAP VALUE FUND seeks to maximize total return, consisting of capital appreciation and current income.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE NATIONAL CREDIT UNION ASSOCIATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN UBS VC SMALL CAP VALUE FUND                           PROSPECTUS  1

SMALL MARKET
CAPITALIZATION
Small market capitalization companies are generally those companies with market capitalizations smaller than: (1) USD $2.5 billion or (2) the highest market capitalization within the Russell 2000 Value Index, whichever is higher at the time of purchase. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. As of March 31, 2005, the highest market capitalization within the Russell 2000 Value Index was approximately $2.8 billion.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


Normally, at least 80% of the value of the Fund's net assets, including any borrowings for investment purposes, are invested in equity securities issued by companies with a small market capitalization at the time of purchase. Small market capitalization companies are generally those companies with market capitalizations smaller than: (1) USD $2.5 billion or (2) the highest market capitalization within the Russell 2000 Value Index, whichever is higher at the time of purchase. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. As of March 31, 2005, the highest market capitalization within the Russell 2000 Value Index was approximately $2.8 billion. Investments in equity securities may include dividend-paying securities, common stock, preferred stock, and convertible securities. Convertible securities are described in the section called Risks and Special Investment Techniques.



The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc., the Fund's investment sub-adviser (the "investment adviser"), do not reflect the company's full value. These expectations are based on the investment adviser's assessment of a company's ability to generate profit and grow the business in the future. The investment adviser's definition of "fundamental value" is the investment adviser's assessment of what a stock is worth and "market price" is the price that investors will pay to acquire a particular asset in the investment marketplace today. For each stock under analysis, the investment adviser estimates a fundamental value based upon detailed economic, industry and company analysis, and upon consideration of each company's management team, competitive advantage and core competencies, including structure and global integration. The investment adviser's on-site company visits examine the characteristics of each company (i.e., balance sheet fundamentals, culture, productivity, pricing, etc.), and the investment adviser determines which companies, in its opinion, offer attractive valuation. These value estimates are then compared to current market prices and ranked against the other stocks in the adviser's valuation universe. The Fund's portfolio is constructed by focusing on those stocks that rank in the top 20% of the valuation output.


The investment adviser's investment research combines both top-down and bottom-up analyses. The top-down analysis seeks to identify broad economic and market shaping trends that influence security prices. These encompass both long-term and short-term economic factors and market-shaping themes, ranging from global interest rate and inflation estimates to strategic sector and industry developments. The investment adviser seeks to identify broad trends that will affect the investment landscape and to take advantage of them before other investors do. The bottom-up analysis includes researching the very specific factors that affect the cash flows of potential investments around the world. This research is integrated around the world, giving

 2 PROSPECTUS                           THE GUARDIAN UBS VC SMALL CAP VALUE FUND
the investment adviser the ability to take advantage of a wide array of investment opportunities. Research teams are located in all of the world's major financial markets and utilize a consistent framework for researching and analyzing investments. The teams rank investment opportunities found in the global marketplace and evaluate the most likely risk and return scenarios that will occur within and across their focused sets of potential investments.


After the research teams identify opportunities, the investment adviser's investment specialists select securities taking into account both the potential return as well as the potential risks inherent in each investment. For each new security considered, the investment adviser undertakes a detailed analysis of how the security will affect overall portfolio composition, which involves evaluating absolute risk as well as the risk relative to the appropriate benchmark. The investment adviser's dedicated risk analysis team uses risk analysis tools to augment the evaluation of investment risks. Working with this team, the investment specialists select investments and determine the weights those investments will be given within the portfolio. The Fund's risk is carefully monitored, with consideration given to market sensitivity, common risk factor exposures (e.g., size, stock price, momentum), industry weightings and individual stock selection. The Fund attempts to ensure that investment decisions are implemented in a timely and cost-effective manner.


The Fund will invest primarily in companies with small market capitalizations as defined above; however, it may also invest no more than 20% of its assets in securities that fall outside of the definition. In addition, if movement in the market price causes a security to change from one classification to another, the security is not required to be sold from the Fund's portfolio.

The Fund may also invest up to 20% of its net assets in foreign issuers. Within this overall limit, the Fund intends to diversify among countries, but reserves the right to invest a substantial portion of its assets in one or a few countries if economic and business conditions warrant such investments. The Fund may use forward foreign currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies or purchase and write put and call options on foreign currencies to try to manage the Fund's exposure to changes in currency exchange rates.

Benchmarks are indices comprised of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Fund's benchmark, Russell 2000 Value Index, plays an important role in the investment adviser's investment process. The Fund's investment adviser attempts to add value by employing various strategies of overweighting and underweighting broad country sector and other factors such as market capitalization, volatility and earnings yield relative to the benchmark. The investment adviser's risk management team utilizes tools to help

THE GUARDIAN UBS VC SMALL CAP VALUE FUND                           PROSPECTUS  3
ensure that during the portfolio construction process, unintended risks relative to the benchmark are mitigated.

As a temporary defensive strategy, the Fund may invest some or all of its assets in cash or cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

For more information on futures, options and forward foreign currency exchange contracts, see Risks and Special Investment Techniques.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in stock markets, including the risk that the values of its portfolio securities can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may expose you to greater risks than larger companies, such as dependence on limited financial resources, limited product lines and markets, and a small number of individuals in company management. These securities also trade less frequently and have more dramatic price fluctuations. You should be aware that the performance of different types of equity securities may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen and vice versa.

The Fund could also be subject to the risks of foreign investing to the extent that its portfolio may be invested overseas. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

More detailed information about equity risk, small company risk and risks of foreign investing appears in the section called Risks and Special Investment Techniques.


HOW THE FUND HAS PERFORMED



The bar chart below provides some indication of the risks of investing in the Fund by showing its performance for the past calender year. The performance figures shown assume that all dividends and distributions are reinvested in the Fund. The performance information does not reflect fees or charges attributable to the variable products that offer the Fund as an investment option. If these fees and charges were reflected, returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.


 4 PROSPECTUS                           THE GUARDIAN UBS VC SMALL CAP VALUE FUND

HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:


BEST QUARTER
12.96% for the quarter ended
12/31/2004.



WORST QUARTER
-0.52% for the quarter ended
9/30/2004.


YEAR-BY-YEAR RETURNS
TOTAL RETURNS
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

2004                                                                             18.52


Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.



                                                                 SINCE
                                                      1 YEAR   INCEPTION
------------------------------------------------------------------------
The Guardian UBS VC Small Cap Value Fund              18.52%    28.13%
------------------------------------------------------------------------
Russell 2000 Value Index                              22.25%    37.74%
------------------------------------------------------------------------


THE GUARDIAN UBS VC SMALL CAP VALUE FUND                           PROSPECTUS  5

----------------------------------
NOTES

(1) The Fund pays a fee based upon the average daily value of the Fund's net assets at the annual rate of 1.00% of the Fund's average daily net assets not exceeding $50 million and 0.95% of the Fund's average daily net assets in excess of $50 million.

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example does not take into account the fees and expenses relating to the variable annuity contract or variable life insurance policy. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund. Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund for information regarding fees and charges relating to the contract or policy.

FEES YOU PAY DIRECTLY

          MAXIMUM SALES                   MAXIMUM DEFERRED SALES
          CHARGE TO BUY                CHARGE TO SELL SHARES, AS A %
        SHARES, AS A % OF            OF THE ORIGINAL PURCHASE PRICE OR
       THE OFFERING PRICE            SALE PROCEEDS, WHICHEVER IS LOWER
----------------------------------------------------------------------
None                                                              None
----------------------------------------------------------------------

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


MANAGEMENT  DISTRIBUTION   OTHER
 FEES(1)    (12B-1) FEES  EXPENSES  TOTAL
-----------------------------------------
1.00%               None     0.36%  1.36%
-----------------------------------------


The example assumes:

- you invest $10,000 for the time periods shown and redeem your shares at the end of the period

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

  Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

  The costs of investing in the Fund would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
 $138     $431      $745      $1,635
-------------------------------------


 6 PROSPECTUS                           THE GUARDIAN UBS VC SMALL CAP VALUE FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES



WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Fund's adviser expects to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

SMALL COMPANY RISKS

In addition to the general risks of investing in the stock markets, there are special risks associated with investing in small companies. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company.

Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.

FOREIGN MARKET RISKS

Investing in foreign markets involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the
THE GUARDIAN UBS VC SMALL CAP VALUE FUND                           PROSPECTUS  7
value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.


ASSET ALLOCATION RISK


In order to meet the Fund's investment objective, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

PORTFOLIO TURNOVER


Portfolio turnover rates are not a factor in making buy and sell decisions. Portfolio turnover refers to the rate at which the securities held by a Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return and thus impact the Fund's performance.


SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING


The Fund may borrow money as a temporary measure for extraordinary purposes, to facilitate redemptions or as part of the Fund's investment strategy. When the Fund borrows for any purpose, it will segregate assets to cover its repayment obligation.


 8 PROSPECTUS                           THE GUARDIAN UBS VC SMALL CAP VALUE FUND

The 1940 Act limits borrowings to 33 1/3% of a mutual fund's total assets.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

EXCHANGE-TRADED INDEX SECURITIES

The Fund may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear these expenses in addition to its own Fund expenses.

The Fund invests in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market. The Fund will not sell these securities short or use them for any purpose other than those stated above.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. The Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If the Fund's investment adviser misjudges the direction of interest rates, markets or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use these contracts to try to expedite settlement of portfolio transactions and to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the investment adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge

THE GUARDIAN UBS VC SMALL CAP VALUE FUND                           PROSPECTUS  9
against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Fund may not invest more than 15% of its net assets in illiquid securities.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's investment adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the 15% illiquidity limit.

INVESTMENT GRADE SECURITIES

Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, indices of securities, financial futures contracts or foreign currencies within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser misjudges the direction of the market for a security, the Fund could lose money by using options --

 10 PROSPECTUS                          THE GUARDIAN UBS VC SMALL CAP VALUE FUND
more money than it would have lost by investing directly in the security.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, a Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents and the collateral will be marked-to-market daily. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties.

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income.

These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives or regulatory and federal tax considerations.

CHANGES TO CERTAIN POLICIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments suggested by its name, as described above, under "The Fund's principal investment strategies". The Fund will provide 60 days' written notice to shareholders of a change to this non-fundamental policy.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Fund's policies and procedures with respect to disclosure of its portfolio securities are described in the Statement of Additional Information. A link to the Fund's portfolio holdings is accessible on the Fund's website at www.guardianinvestor.com.


THE GUARDIAN UBS VC SMALL CAP VALUE FUND                          PROSPECTUS  11

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISERS

Guardian Investor Services LLC (GIS) is the investment adviser for the Fund. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a New York mutual insurance company. GIS is located at 7 Hanover Square, New York, New York 10004. GIS oversees and supervises the actions of the Fund's sub-adviser. GIS is the investment adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and other mutual funds' shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).


The sub-adviser for the Fund is UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. Subject to the supervision and direction of the Fund's Board of Directors and GIS, and any written guidelines adopted by the Board or GIS and furnished to UBS Global AM, UBS Global AM will provide an investment program for all or a designated portion of the assets of the Fund, including investment research and discretionary management with respect to all securities and investments in the Fund. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of the Fund's assets that UBS Global AM manages, subject to review by GIS. As of December 31, 2004, UBS Global AM had approximately $61.26 billion in assets under management. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG (the "Group"). As of December 31, 2004, the Group had approximately $527.4 billion in assets under management. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.


The Fund pays GIS a management fee for its services at an annual rate of 1.00% of average net assets not exceeding $50 million and 0.95% of average daily net assets in excess of $50 million. GIS pays the sub-adviser a sub-advisory fee from the GIS management fee.

 12 PROSPECTUS                          THE GUARDIAN UBS VC SMALL CAP VALUE FUND

PORTFOLIO MANAGER



Wilfred Talbot is the lead portfolio manager for the Fund. He and his team of analysts work exclusively on small cap core and small cap value investing at UBS Global AM. Mr. Talbot oversees the research with respect to the Fund, conducts research on industries assigned to him, and constructs the Fund's portfolio. Mr. Talbot is a Managing Director of UBS Global AM and has been with the company since 1997.



The Statement of Additional Information provides additional information about the portfolio manager's compensation structure, any other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund(s) for which the portfolio manager has primary day-to-day responsibility.


THE GUARDIAN UBS VC SMALL CAP VALUE FUND                          PROSPECTUS  13

BUYING AND SELLING FUND SHARES



YOU CAN BUY THIS FUND only if you're a contractowner of a variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC or another insurance company, as appropriate, receives the contractowner's instructions or request in proper form.

The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.

EXCESSIVE SHORT-TERM TRADING

RISKS OF EXCESSIVE SHORT-TERM TRADING


Frequent short-term trading activity, such as market timing, or unusually large trades in shares of the Fund can potentially harm all contractowners by disrupting portfolio management, increasing the Fund's expenses, and diluting the Fund's net asset value. Excessive short-term trading in shares of the Fund can hurt the Fund's performance by forcing the Fund to hold excess cash, to liquidate portfolio securities prematurely, or to lose potential opportunities. Frequent trading activity also increases the Fund's portfolio transaction and brokerage costs.



Funds that invest in foreign securities are at risk of being affected by time zone arbitrage, a type of market timing. Because the hours of operation of foreign exchanges differ from those of U.S. exchanges, arbitrage opportunities are created during the time lapse between the close of a foreign exchange and the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), which is the time at which the Fund calculates its net asset value. Market timers that employ this strategy attempt to take advantage of anticipated price movements that occur during that time lapse. Time zone arbitrage can adversely affect the Fund's performance and increase trading costs, as well as dilute the interests of other contractowners.

 14 PROSPECTUS                          THE GUARDIAN UBS VC SMALL CAP VALUE FUND

Small-cap stocks may be thinly or infrequently traded, which makes the Fund susceptible to market timers who seek to take advantage of perceived discrepancies in the market values of those securities. Because there tends to be a more limited market for these types of securities, the Fund may find it more difficult to attempt to buy or sell its portfolio securities in response to short-term trading activity.

FUND POLICIES AND PROCEDURES


The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages, and does not knowingly accommodate, excessive short-term trading. The Fund monitors activity in contractowner accounts on a daily basis to determine whether there may be excessive trading. The Fund monitors such activity based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period, the number of exchanges that occur within a specified period of time, the dollar amount of transactions, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.



If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:



- limiting the frequency of transfers to not more than once every 30 days;



- imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;



- requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;



- refusing to act on instructions of an agent acting under a power of attorney on your behalf;


THE GUARDIAN UBS VC SMALL CAP VALUE FUND                          PROSPECTUS  15

- refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect; or



- impose a holding period between transfers.



Except as stated above, we currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. We consider the following factors in determining whether excessive trading may be occurring:


- an unusually large number of shares of the Fund are sold within a short period of time after purchase;

- two or more purchases and redemptions are made within a short period of time;


- a contractowner's transaction history with the Fund suggests a timing pattern or strategy;



- we reasonably believe that a contractowner has engaged in market timing practices in connection with other mutual funds that are not affiliated with the Fund.



While the Fund will use reasonable efforts to detect excessive trading activity, there can be no guarantee that those efforts will be successful in preventing all such activity or that market timers will not employ new strategies designed to evade detection. The Fund's ability to detect harmful trading activity may also be limited by operational and technological limitations. Many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. An omnibus account is an account held in the name of an intermediary on behalf of its customers, who are the beneficial owners of the shares held in the account. It is usually not possible for the Fund to identify the underlying beneficial owners in an omnibus account; however, the Fund reserves the right to apply the restrictions identified above to omnibus accounts and will make every reasonable effort to apply those restrictions uniformly. Although the Fund intends to apply any restrictions uniformly to all contractowners that are detected as excessive traders, the Fund may not be able to successfully apply restrictions to omnibus accounts. If the possibility of excessive trading activity is noted in an omnibus account, the Fund will contact the intermediary to attempt to stop the potentially inappropriate trading, but the Fund's ability to prevent such trading is dependent upon the cooperation of the intermediary in observing and aiding in the implementation of the Fund's policies.


The Fund has also adopted fair valuation procedures, which may also be effective in seeking to prevent market timing, although the Funds cannot assure that all instances of market timing will be prevented by such procedures.

 16 PROSPECTUS                          THE GUARDIAN UBS VC SMALL CAP VALUE FUND

We may revise our policies and procedures in our sole discretion at any time, and without prior notice to contractowners, as we deem necessary or appropriate to better detect and deter harmful trading activity or to comply with state or federal regulatory requirements.


SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current net asset value, or NAV.


NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares investors hold.


Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.


If market prices for Fund securities holdings are not readily available, or if the securities cannot be accurately valued by using the Fund's approved valuation procedures, assets are valued at "fair value" as determined in good faith by, or under the direction of, the Board. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for the Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If "significant events" materially affecting the value of a Fund's securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.



Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used, the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Fund may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the Fund. As a means of evaluating its fair value process, the Fund compares the closing market prices and the adjusted prices of fair valued securities with the next day's opening prices for those securities in the same markets. Fair valuation of a Fund's foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund's fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to separate accounts by the Fund are reinvested in additional shares of the Fund at NAV. The Fund typically distributes any net investment

THE GUARDIAN UBS VC SMALL CAP VALUE FUND                          PROSPECTUS  17
income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. Contractowners will be notified when these distributions are made.

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment income (including any net capital gains) which it distributes to shareholders. The Fund intends to distribute all such income and gains.

Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10-15%) or to certain exemptions from such tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity contract and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC or another insurance company that offers the Fund will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 18 PROSPECTUS                          THE GUARDIAN UBS VC SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund since its inception.


Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernest & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                                        PERIOD FROM
                                                                  YEAR ENDED        FEBRUARY 3, 2003+ TO
                                                               DECEMBER 31, 2004     DECEMBER 31, 2003
                                                               -----------------    --------------------
Net Asset Value, Beginning of Period                                 $12.94                $10.00
                                                                    -------               -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.04                  0.04
Net Realized and Unrealized Gain on Investments                        2.32                  3.50
                                                                    -------               -------
Net Increase from Investment Operations                                2.36                  3.54
                                                                    -------               -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                 (0.04)                (0.04)
Net Realized Gain on Investments                                      (1.29)                (0.56)
                                                                    -------               -------
Total Dividends and Distributions                                     (1.33)                (0.60)
                                                                    -------               -------
Net Asset Value, End of Period                                       $13.97                $12.94
                                                                    -------               -------
Total Return*                                                         18.52%                35.39%(a)
                                                                    -------               -------

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000's omitted)                           $25,310               $16,884
Ratio of Expenses to Average Net Assets                                1.36%                 1.68%(b)
Ratio of Net Investment Income to Average Net Assets                   0.33%                 0.42%(b)
Portfolio Turnover Rate                                                  71%                   75%


--------------------


   +   Commencement of operations.



   * Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.



(a) Not Annualized.



(b) Annualized.


THE GUARDIAN UBS VC SMALL CAP VALUE FUND                          PROSPECTUS  19

FOR MORE DETAILED INFORMATION


ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise.



The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004. The SAI and shareholder reports are also available without charge on our Internet website at www.guardianinvestor.com and may also be requested by e-mail from that site.



Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-3636

 20 PROSPECTUS                          THE GUARDIAN UBS VC SMALL CAP VALUE FUND

THE GUARDIAN VARIABLE
CONTRACT FUNDS, INC.
      Including:
      THE GUARDIAN STOCK FUND
      THE GUARDIAN VC ASSET ALLOCATION FUND
      THE GUARDIAN VC LOW DURATION BOND FUND
      THE GUARDIAN VC HIGH YIELD BOND FUND
      THE GUARDIAN VC 500 INDEX FUND
      THE GUARDIAN UBS VC LARGE CAP VALUE FUND
      THE GUARDIAN UBS VC SMALL CAP VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2005

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectuses of The Guardian Stock Fund (the "Stock Fund"), The Guardian VC Asset Allocation Fund (the "Asset Allocation Fund"), The Guardian VC Low Duration Bond Fund (the "Low Duration Bond Fund"), The Guardian VC High Yield Bond Fund (the "High Yield Fund"), The Guardian VC 500 Index Fund (the "Index Fund"), The Guardian UBS VC Large Cap Value Fund (the "UBS Large Cap Fund") and The Guardian UBS VC Small Cap Value Fund (the "UBS Small Cap Fund"), each dated May 1, 2005. The Funds are diversified series funds of The Guardian Variable Contract Funds, Inc. (the "Company"). The series funds are referred to in this Statement of Additional Information as the "Funds" and each separately as a "Fund". The financial statements of each Fund appear in the Company's Annual Report to Shareholders for the year ended December 31, 2004. The Annual Report is incorporated by reference in this Statement of Additional Information. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in shares of a Fund should be made without first reading the Prospectus. Free copies of the Prospectuses and Annual Report to Shareholders may be obtained by writing to the Funds, c/o The Guardian Insurance & Annuity Company, Inc., 7 Hanover Square, New York, New York 10004 or by telephoning 1-800-221-3253. This Statement of Additional Information has been incorporated by reference into the Prospectus. Please retain this document for future reference.

                   TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Organization of the Company.................................   B-2
Investment Restrictions.....................................   B-2
Additional Investment Restrictions..........................   B-4
Special Investment Techniques...............................   B-4
Disclosure of Portfolio Holdings............................  B-14
Directors and Officers......................................  B-15
Portfolio Managers..........................................  B-25
Guardian Life and Other Fund Affiliates.....................  B-27
Investment Adviser and Other Services.......................  B-27
Proxy Voting Policies and Procedures........................  B-30
Portfolio Transactions and Brokerage........................  B-30
Taxes.......................................................  B-31
Calculation of Net Asset Value..............................  B-33
Capital Stock...............................................  B-33
Custodian and Transfer Agent................................  B-34
Legal Opinions..............................................  B-34
Independent Registered Public Accounting Firm and Financial
  Statements................................................  B-34
Appendix A..................................................  B-35
Appendix B -- Proxy Voting Policies and Procedures..........  B-38


EB-013289   5/03

STATEMENT OF ADDITIONAL INFORMATION

ORGANIZATION OF THE COMPANY
The Company was organized in March 1983 as a Maryland corporation and was formerly known as "The Guardian Stock Fund, Inc." The Company is an open-end, management investment company. Each of the Funds within the Company is diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that a diversified Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities and securities of other investment companies) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the total assets of the Fund.

INVESTMENT RESTRICTIONS
Each Fund has adopted the following investment restrictions. Investment restrictions designated as "fundamental" cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the lesser of the vote of (a) 67 percent of the voting securities of the Fund at a meeting where more than 50 percent of the outstanding voting securities are present in person or by proxy, or (b) more than 50 percent of the outstanding voting securities of the Fund. Following the list of fundamental investment restrictions are the Funds' "non-fundamental" restrictions. Non-fundamental restrictions may be changed by the Board of Directors without shareholder approval. All percentage restrictions on investments apply only when an investment is made. If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond a specified percentage limit that results from a relative change in value or from a change in the Fund's total assets shall not constitute a violation of the applicable investment restriction.

THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS PROVIDE THAT THE STOCK, ASSET ALLOCATION, LOW DURATION BOND, HIGH YIELD AND INDEX FUNDS MAY NOT:

1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

2. Borrow money or pledge its assets, except that the Fund may (i) borrow for temporary or emergency needs, and engage in reverse repurchase agreements, mortgage dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; (ii) obtain such short-term credit as may be necessary for the clearance of transactions in portfolio securities; and (iii) purchase securities on margin to the extent permitted by applicable law;

3. Make loans to other persons except (i) loans of portfolio securities and entry into repurchase agreements to the extent permitted under applicable law; and (ii) to the extent that the purchase of debt obligations in which the Fund may invest, consistent with its investment objectives and policies, may be deemed to be loans;

4. (For each Fund other than the Index Fund) Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry or group of industries;

   (For the Index Fund) Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry or group of industries, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor's 500 Index in accordance with the Fund's investment objective;

5. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities;

6. Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation);

7. Purchase, hold, sell or deal in real estate, although the Fund may (i) purchase and sell securities that are secured by real estate or interests therein; (ii) purchase and sell securities of issuers that engage in real estate operations, as well as real estate investment trusts and mortgage-related securities; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and

8. Issue any senior securities to the extent such issuance would violate applicable law.

                                      B-2
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

THE FOLLOWING NON-FUNDAMENTAL RESTRICTIONS, WHICH MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, PROVIDE THAT THE FUNDS MAY NOT:

1. Invest in (i) securities which at the time of such investment are not readily marketable; (ii) securities restricted as to resale or other disposition; or
   (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value), or such other percentage provided by applicable law, would then be invested in the aggregate in securities described in (i), (ii), and (iii) above. This restriction shall not apply to securities which the Board of Directors of the Fund has determined to be liquid pursuant to applicable law;

2. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law; and

3. Purchase securities for the purpose of exercising control over another company.

The Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or its investment adviser. S&P has no obligation to take the needs of the investment adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS PROVIDE THAT EACH OF THE UBS LARGE CAP FUND AND THE UBS SMALL CAP VALUE FUND MAY NOT:

1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act as described above in "Organization of the Company."

2. Purchase or sell real estate, except that the Fund may (i) purchase and sell securities that are secured by real estate or interests therein; (ii) purchase and sell securities of issuers that engage in real estate operations, as well as real estate investment trusts and mortgage-related securities; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

3. Purchase or sell commodities, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation).

4. Issue senior securities to the extent that such issuance would violate applicable law, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or Securities and Exchange Commission (the "SEC") staff interpretations thereof.

5. Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

6. Borrow money, except that the Fund may (i) borrow money from banks to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom, which may be granted by the SEC, or for

STATEMENT OF ADDITIONAL INFORMATION
   temporary or emergency purposes, and engage in reverse repurchase agreements, dollar rolls, the purchase or sale of securities on a when-issued or delayed delivery basis, short sales or other transactions which may involve a borrowing from banks or other persons, and then in an amount not exceeding
   33 1/3% of the value of the Fund's total assets (including the amount borrowed) or such other percentage permitted by law; (ii) obtain such short-term credit as may be necessary for the clearance of transactions in portfolio securities; and (iii) purchase securities on margin to the extent permitted by applicable law.

7. Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies).

8. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

ADDITIONAL INVESTMENT RESTRICTIONS
THESE NON-FUNDAMENTAL RESTRICTIONS MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL:

1. The UBS Large Cap and UBS Small Cap Funds will not engage in the following types of transactions: reverse repurchase transactions, non-deliverable forward transactions, short sales, swaps or investments in Eurodollar securities.

2. The Stock Fund, the Low Duration Bond Fund, the High Yield Fund, the Index Fund, the UBS Large Cap Fund and the UBS Small Cap Fund will provide 60 days' prior written notice to shareholders of a change in their Fund's non-fundamental policy of investing the amounts stated in each Fund's Prospectus in investments suggested by the Fund's name.

SPECIAL INVESTMENT TECHNIQUES
Each Fund has an investment objective that it pursues through its stated investment policies and special investment techniques. There can be no assurance that a Fund's objective will be achieved. The following is a description of certain of the special investment techniques that may be used by the investment adviser on behalf of the Funds to the extent permitted by the Funds' investment restrictions. This section supplements the description of "Special Investment Techniques" contained in each Fund's Prospectus.

CONVERTIBLE SECURITIES

As described in the Prospectus, each of the Funds may invest in convertible securities. Convertible securities are fixed-income securities such as bonds or preferred stock which may be converted at a stated price within a specified period of time into a specific number of shares of common stock of the same or a different issuer. Convertible securities also have characteristics similar to non-convertible debt securities in that they ordinarily provide income with generally higher yields than those of common stock of the same or a similar issuer. However, convertible securities are usually subordinated to non-convertible debt securities. Convertible securities carry the potential for capital appreciation should the value of the underlying common stock increase, but they are subject to a lesser risk of a decline in value, relative to the underlying common stock, due to their fixed-income nature. Due to the conversion feature, however, the interest rate or dividend rate on a convertible security is generally less than would be the case if the securities were not convertible.

In evaluating a convertible security for a Fund, the Fund's investment adviser looks primarily at the attractiveness of the underlying common stock and at the fundamental business strengths of the issuer. Other factors considered by the Fund's investment adviser include the yield of the convertible security in relation to the yield of the underlying common stock, the premium over investment value and the degree of call protection.

Convertible securities purchased by the Funds (other than the High Yield Fund) will primarily be "investment grade," i.e., rated in one of the top four rating categories established by nationally recognized statistical rating organizations like Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Under normal conditions, less than 10% of the assets of the Asset Allocation Fund will consist of securities rated lower than "investment grade." Such holdings will typically result from reductions in the ratings of securities after such securities were acquired by the Funds as "investment grade" securities. The High Yield Fund invests primarily in securities below investment grade. All of the Funds may, however, acquire convertible securities without regard to their ratings.

Lower rated securities may be subject to certain risks not typically associated with "investment grade" securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development,

                                      B-4
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

COLLATERALIZED MORTGAGE AND ASSET-BACKED SECURITIES

The High Yield Fund, the Low Duration Bond Fund and the Asset Allocation Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, and are sold as multi-class bonds. CMO classes have different interests in the stream of interest and principal payments from the underlying pool of mortgages. Hence, the classes are typically paid sequentially according to the payment structure of the CMO. CMOs may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

Payments of principal and interest on the mortgage obligations underlying CMOs are not passed through directly to the holders. Rather, they are made to an independent trustee created specifically for the allocation of such interest and principal payments because CMOs are frequently issued in a variety of classes or series which are designed to be retired sequentially as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of obligations next scheduled to mature generally will be paid down first. Thus, even if the issuer does not supply additional collateral, there will be sufficient collateral to secure the obligations which remain outstanding. A mortgage pass-through, on the other hand, is secured by a pool of mortgages with common characteristics, so it will not have the class structure associated with CMOs. For this reason, payments of principal and interest on the underlying mortgages can be passed-through to all holders of the mortgage pass-through. And, all such holders will share the same pre-payment risk.

Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since a Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Privately issued mortgage-backed securities purchased by the Funds must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loans. Whole loans are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so prepaid mortgage-backed security proceeds are then likely to be reinvested at lower interest rates.

Many factors affect the frequency of unscheduled prepayments or refinancings of the underlying mortgages, including interest rate changes, economic conditions, the ages of the mortgages and locations of the mortgaged properties. Prepayments on mortgage obligations tend to occur more frequently after interest rates generally have declined. The return provided to the Funds will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities that provide lower coupons. In addition, the Funds may suffer losses on prepaid obligations which were acquired at a premium.

When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend because mortgage prepayments or refinancings slow down. Securities that have lost value will have an adverse impact on a Fund's total return.

Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments
(IOs) and one principal

STATEMENT OF ADDITIONAL INFORMATION
payments (POs). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Company's Board of Directors has adopted procedures for use by GIS, the investment adviser to these Funds, to ascertain the liquidity and fair value of their investments, including their mortgage-backed securities holdings. There is no guarantee that the Funds' investments in CMOs, IOs or POs will be successful, and the Funds' total return could be adversely affected as a result.

The High Yield, the Low Duration Bond and Asset Allocation Funds may also invest in asset-backed securities. Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMOs. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages, but may have average lives of up to 10 years. These securities, which are primarily issued by non-governmental entities, carry no direct or indirect governmental guarantees.

In addition, these Funds may invest in trust-preferred (or "capital") securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently permit the issuer to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default.

At the present time, the Internal Revenue Service treats capital securities as debt. In the event this tax treatment is modified in the future, the Funds will reconsider the appropriateness of continued investment in these securities.

Some of the Funds' investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund's performance.

OPTIONS ON SECURITIES

General. Each Fund may purchase put and call options and write (sell) covered call options and secured put options. The Funds will only engage in option strategies for non-speculative purposes. The Funds may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry. The UBS Large Cap and UBS Small Cap Funds may each purchase call or put options on securities to the extent that premiums paid by a Fund on such call or put options do not aggregate more than 20% of such Fund's total assets. With regard to the writing of put options, each of the UBS Large Cap and UBS Small Cap Funds will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

Basically, there are two types of options: call options and put options. The purchaser of a call option acquires the right to buy a security at a fixed price during a specified period. The writer (seller) of such an option is then obligated to sell the security if the option is exercised, and bears the risk that the security's market price will increase over the purchase price set by the option. The purchaser of a put option acquires the right to sell a security at a fixed price during a specified period. The writer of such an option is then obligated to buy the security if the option is exercised, and bears the risk that the security's market price will decline from the purchase price set by the option. Options are typically purchased subject to a premium which can reduce the risks retained by the option writer.

                                      B-6
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

As the writer of a covered call option or the purchaser of a secured put option, a Fund must own securities that can be used to cover or secure any such outstanding options. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face that are denominated in the same currency as the call. Also, when a Fund writes a put option, it must segregate cash or liquid, unencumbered securities, whose value is at least equal to the exercise price of the put option, and is marked to market daily, in accordance with SEC guidelines. Segregating assets may limit the Fund's ability to pursue other investment opportunities while options are outstanding. Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If the Fund cannot close an option when it wants, it may miss alternative investment opportunities.

Options trade on U.S. or foreign securities exchanges and in the over-the-counter ("OTC") market. Exchange listed options are three-party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller (e.g., a Fund and a securities dealer or other financial institution). The Fund could lose any premium paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. To minimize this risk, the Funds' investment adviser considers the creditworthiness of any counterparties with whom the Funds may engage in OTC options transactions. However, there can be no assurance that a counterparty will remain financially stable while an OTC option is outstanding.

Generally, the staff of the SEC currently requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this position, no Fund will engage in OTC option transactions if, as a result, more than the permitted portion of its net assets is invested in illiquid securities.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the writer having to deliver the underlying security to the holder of the option at the exercise price, which will likely be lower than the security's value. For the secured put writer, substantial depreciation in the value of the underlying security would result in the exercise of the option by the holder, thereby obligating the writer to purchase the underlying securities at the exercise price, which will likely exceed the security's value. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium. If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the investment of the premium.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Fund to protect capital gains in an appreciated security which is already owned, without being required to actually sell that security. At times a Fund may seek to establish a position in securities upon which call options are available. By purchasing a call option a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

The Funds may also write or purchase spread options, which are options for which the exercise price may be a fixed monetary spread or yield spread between the security underlying the option and another security that is used as a benchmark. Spread options involve the same risks as are associated with purchasing and selling options on securities generally, as described above. The writer (seller) of a spread option which expires unexercised realizes a gain in the amount of the premium and any interest earned on the investment of the premium. However, if the spread option is exercised, the writer will forego the potential for capital appreciation or incur an unrealized loss to the extent the market value of the underlying security exceeds or is less than the exercise price of such spread option. The purchaser of a spread option incurs costs equal to the amount of the

STATEMENT OF ADDITIONAL INFORMATION
premium paid for such option if the spread option expires unexercised, or the associated transaction costs if the purchaser closes out the spread option position.

A Fund which is authorized to buy and sell options may purchase a put option and a call option, each with the same expiration date, on the same underlying security. The Fund will profit from the combination position if an increase or decrease in the value of the underlying security is sufficient for the Fund to profit from exercise of either the call option or the put option. Combined option positions involve higher transaction costs (because of the multiple positions taken) and may be more difficult to open and close out than other option positions.

Options on Securities Indices. The Funds may write or purchase options on securities indices, subject to their general investment restrictions regarding options transactions. Index options offer the Funds the opportunity to achieve many of the same objectives sought through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Funds may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

When a Fund writes an option on a securities index, it will be required to cover the option or to segregate assets equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the exercise price exceeds the contract value, the Fund will segregate, until the option expires or is closed out, cash, cash equivalents or other liquid, unencumbered securities equal in value to such excess.

Options on securities indices involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, a purchased option may expire worthless, in which case the premium that was paid for it is lost.

FINANCIAL FUTURES TRANSACTIONS

General. The Funds may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as "financial futures contracts") primarily to manage a Fund's cash position or to hedge (protect) against anticipated future changes in interest rates or equity market conditions which otherwise might affect adversely the value of securities which the Fund holds or intends to purchase. A "sale" of a financial futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value called for by the contract at a specified price during a specified delivery period. A "purchase" of a financial futures contract means the undertaking of a contractual obligation to acquire the securities at a specified price during a specified delivery period.

The UBS Large Cap Fund and UBS Small Cap Fund may each enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Fund's total assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Fund's total assets. The UBS Large Cap Fund and UBS Small Cap Fund may effect futures transactions through futures commission merchants who are affiliated with an investment adviser or the Fund in accordance with procedures adopted by the Board.

Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities)

                                      B-8
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

and are settled in cash. The Funds may also purchase and write put and call options on financial futures contracts as an attempt to hedge against market risks.

The Funds may also invest in financial futures contracts when the purchase of these instruments may provide more liquidity than the direct investment in the underlying securities. The use of these instruments may permit a Fund to gain rapid exposure to the markets following a large inflow of investable cash or in response to changes in investment strategy. The purchase of a financial futures contract may also provide a Fund with a price advantage over the direct purchase of the underlying securities, either based on a differential between the securities and the futures markets or because of the lower transaction costs that are associated with these types of instruments.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund's investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a shareholder. It is possible for a price-related loss to exceed the amount of a Fund's margin deposit.

The Funds may only engage in financial futures transactions on commodities exchanges or boards of trade. A Fund will segregate either cash or liquid, unencumbered securities that are marked-to-market daily to the extent required to comply with the 1940 Act whenever it engages in futures transactions. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

None of the Funds will enter into financial futures contracts for speculative purposes.

When a Fund enters into a financial futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a financial futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. At the time of delivery, pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. With respect to securities index futures contracts, settlement is made by means of a cash payment based on any fluctuation in the contract value since the last adjustment in the variation margin was made.

If a Fund owned long-term bonds and interest rates were expected to rise, it could sell interest rate futures contracts. If interest rates did increase, the value of the bonds in such Fund's portfolio would decline, but this decline should be offset in whole or in part by an increase in the value of the Fund's interest rate futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time purchasing interest rate futures contracts on long-term bonds. Thus, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The interest rate futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when the Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Special Considerations Relating to Financial Futures Contracts. Financial futures contracts entail risks.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received

STATEMENT OF ADDITIONAL INFORMATION
for writing the option. In addition, a Fund's ability to enter into an offsetting transaction depends upon the market's demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if a Fund had not entered into financial futures contracts. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. There may also be an imperfect correlation between movements in prices of financial futures contracts and portfolio securities being hedged. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts, and variations in speculative market demand for financial futures contracts and securities. In addition, the market prices of financial futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and financial futures markets could result. Price distortions could also result if investors in financial futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, which would reduce the liquidity of the futures market. In addition, because the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by the speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because there may be an imperfect correlation between movements in the prices of securities and movements in the prices of financial futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

REGULATORY RESTRICTIONS

To the extent required to comply with the 1940 Act and rules and interpretations thereunder, the Funds may not maintain open short positions in financial futures contracts, call options written on financial futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in a Fund's portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. When purchasing a financial futures contract or writing a put option on a financial futures contract, the Fund must segregate cash, cash-equivalents (including any margin) or other liquid securities equal to the market value of such contract. These cover and segregation requirements may limit the Fund's ability to pursue other investment opportunities.

In order to comply with the Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come with the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

The Funds may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the financial futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and variation margin with respect to put and call options on a financial futures contract as written by it.

FOREIGN SECURITIES AND FORWARD FOREIGN CURRENCY TRANSACTIONS

From time to time, the Funds may invest in securities of domestic (U.S.) or foreign companies which are issued and settled overseas. Investing overseas involves different and additional investment risks from investing in the U.S. For example: (1) there may be less publicly available or less reliable information about foreign companies and such companies may be subject to less regulation and supervision than U.S. companies; (2) foreign stock exchanges and brokers may be subject to less governmental regulation than similar U.S. entities; (3) securities of foreign companies may be less liquid or more volatile than securities of U.S. companies; (4) foreign companies

                                      B-10
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

may not be subject to the same accounting, auditing, examination and recordkeeping requirements which are imposed on U.S. companies; and (5) securities issued by foreign companies may be adversely affected by political or economic unrest, restrictions on the flow of international capital, taxes on income from sources in such countries, expropriation, nationalization, confiscatory taxation, investment or currency exchange controls, or other foreign governmental laws or restrictions applicable to the payment of such securities. In addition, the time period for settlement of transactions in foreign securities may be longer than the corresponding period for settlement of transactions in domestic securities. It may also be more difficult to obtain and enforce judgments against foreign entities.

The foreign securities held by the Funds may be denominated in foreign currencies and a Fund may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Stock Fund, the High Yield Fund, the UBS Large Cap Fund and the UBS Small Cap Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which they hold or intend to purchase. Thus, a Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of a Fund's portfolio securities or other assets denominated in that (or a correlated) currency. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund will segregate cash, or liquid unencumbered securities in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts, marked-to-market daily.

The Stock Fund, the High Yield Fund, the UBS Large Cap Fund and the UBS Small Cap Fund will normally be expected to use forward currency contracts to fix the value of certain securities they have agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, a Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, a Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Stock Fund, the High Yield Fund, the UBS Large Cap Fund and the UBS Small Cap Fund may also use forward currency contracts to hedge the value, in U.S. dollars, of securities currently owned. For example, if a Fund holds securities denominated in a foreign currency and anticipates a substantial decline (or increase) in the value of that currency against the U.S. dollar, a Fund may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund will realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Fund will depend on the ability of the Fund's investment adviser to accurately predict future currency exchange rates.

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

The High Yield Fund and the Low Duration Bond Fund may use dollar rolls and reverse repurchase agreements. Through its investments in other mutual funds, the Asset Allocation Fund may also use these transactions. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same

STATEMENT OF ADDITIONAL INFORMATION
party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Funds earn interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. A Fund's use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, Guardian Investor Services LLC ("GIS") believes that these transactions do not present the risks associated with other types of leverage. The Funds do not intend to enter into dollar roll or reverse repurchase agreement transactions other than as described above, or for temporary or emergency purposes.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Asset Allocation Fund, the Low Duration Bond Fund and the High Yield Fund may enter into when-issued or delayed-delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attractive when the transactions occur. The Funds do not engage in these transactions to speculate on interest rate changes. However, each Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when a Fund commits to buy particular securities and make payment in the future, it will segregate cash or liquid, unencumbered securities at least equal in value to its commitments, marked-to-market daily. In the case of a sale of securities on a delayed-delivery basis, a Fund will instruct the custodian to segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment advisers' ability to pursue other investment opportunities.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to broker-dealers, banks and other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Funds will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Funds can increase their income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Funds' credit quality requirements and

                                      B-12
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral should a borrower fail financially.

No Fund will continue to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3% of that Fund's total assets. A significant portion of a Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending securities and acquiring debt securities, the Funds will not make loans to other persons.

The Funds will typically receive commitment fees from the borrowers which are normally payable upon the expiration of the loan transactions. However, if a Fund calls the loaned securities prior to the expiration date of a loan, the Fund may not be entitled to receive the entire commitment fee. The Funds do not expect to call loaned securities prior to the applicable loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including commitment fee income, on the expiration date. These loan transactions may be structured to permit similar, but not necessarily identical, securities to be returned to the Funds upon the expiration of a loan.

Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by the Fund's investment adviser to be creditworthy and will not be made unless, in the investment adviser's judgment, the income which can be earned justifies the risk. The Fund could also suffer a loss in the event of losses on investments made with cash collateral.

In the event the borrower is unable to complete a loan transaction, or in the event of any default or insolvency of the borrower, each Fund will retain the collateral it received in connection with the loan transaction. If this collateral is insufficient to fully satisfy its rights under the loan agreement, the affected Fund will take whatever steps it deems advisable to satisfy its claim.

The Funds may pay reasonable custodian and administrative fees in connection with the loans.

OTHER

The High Yield Fund and the Low Duration Bond Fund may purchase zero coupon bonds and pay-in-kind bonds. Through its investments in other mutual funds, the Asset Allocation Fund may also invest in these securities. Zero coupon bonds, which are issued at a significant discount from face value, do not make periodic interest payments and the obligation becomes due only upon maturity. Pay-in-kind securities ("PIK bonds") make periodic interest payments in the form of additional securities. The value of both zero coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Federal tax law requires that the interest on zero coupon bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

The High Yield Fund and Asset Allocation Fund may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

The High Yield Fund and Asset Allocation Fund may also invest in a form of derivatives known as structured securities. This type of instrument involves the deposit with, or purchase by an entity, such as a corporation or trust, of specified securities or loans and the issuance by that entity of single or multiple classes of securities which are either backed by, or represent interests in, the underlying securities. The cash flow on the underlying pool of instruments may be apportioned among the various classes with the goal of creating securities with differing maturities, payment priorities and interest rate provisions. The value of the principal or interest on certain other structured securities may be positively or negatively linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or principal amounts payable at the time of maturity or redemption may vary depending on changes in the value of the reference instruments. While in general an investor in these securities will bear the market risk of the underlying instruments, the credit risk of certain classes of the security may be lessened by credit enhancements offered by the issuer. Certain classes may have higher yields than others and, thus, may involve greater risk than others. These securities may be deemed to be investment companies, as defined by the 1940 Act, and investment by the Funds may, accordingly, be limited by SEC rules.

The UBS Large Cap and UBS Small Cap Funds may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Neither Fund will borrow money in excess of 33 1/3% of the value of its total assets. Each of the UBS Large Cap and UBS Small Cap Funds will not pledge more than 10% of its net

STATEMENT OF ADDITIONAL INFORMATION
assets, or issue senior securities, as defined in the 1940 Act, except for notes to banks. In addition, neither Fund will purchase investment securities while an outstanding borrowing exceeds 5% of the Fund's net assets.

The UBS Large Cap Fund and UBS Small Cap Fund will each limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to guidelines adopted by the Company's Board. The UBS Small Cap Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

The UBS Small Cap Fund may invest in equity securities of companies considered by the investment adviser to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS Small Cap Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships.

Securities of other investment companies may be acquired by a Fund to the extent that the purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the 1940 Act. Section 12(d)(1) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may alter their investment practices on a temporary or emergency basis when the Funds' investment advisers believe it is appropriate due to political, economic or other circumstances. All of the Funds may invest in cash or cash equivalents and repurchase agreements in these circumstances. The UBS Large Cap Fund and UBS Small Cap Fund may invest in short-term debt instruments of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies which may be denominated in any currency. The High Yield Fund may invest in investment grade securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund's Board of Directors has adopted a policy for the Fund generally prohibiting the release of portfolio holdings information to any person except in limited circumstances or as required by law. Approximately 5 weeks following the end of each quarter, each Fund provides a listing of its 10 largest portfolio holdings, as well as other Fund information, on the Fund's website at www.guardianinvestor.com. Once posted on the website, this information is also available free of charge by calling 1-800-221-3253. In addition, each Fund files its complete portfolio holdings with the SEC on a semi-annual basis on Form N-CSR and within 60 days following the Funds' first and third fiscal quarters on Form N-Q. A link to each Fund's portfolio holdings information is accessible on the Fund's website. Portfolio holdings information is updated when the Fund files its next report on Form N-CSR or Form N-Q.



Portfolio holdings information may be provided pursuant to regulatory request or for other legitimate business purposes only with the prior authorization of the Chief Compliance Officer. Third-party service providers and affiliated persons of the Fund, such as the Fund's investment adviser or sub-adviser, transfer agent and custodian, financial printers, auditors, proxy voting service providers and pricing services, may be provided with the Fund's portfolio holdings information only to the extent necessary to perform services under their agreements with the Fund. If the Fund's portfolio holdings are released pursuant to an ongoing arrangement with these parties or any other party, the Fund must have a legitimate business purpose for doing so, and neither the Fund nor its affiliates may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. In addition, the receiving party must sign a written confidentiality agreement that provides that the recipient may not: (1) disclose portfolio holdings information to third parties; (2) trade on such information; and (3) use such information for any purposes whatsoever other than for the purposes for which such information was furnished. The party receiving such information also must have procedures in place to prevent the disclosure or misuse of such information.



From time to time, a Fund may arrange to release portfolio holdings information to certain organizations following the filing of the Fund's most recent Form N-CSR or Form N-Q. The Funds have authorized State Street Bank and Trust Company, the Funds' custodian, to transmit a list of each Fund's portfolio holdings to the


                                      B-14
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

following independent statistical, rating and ranking organizations: Standard and Poor's Ratings Group, Lipper Inc., Morningstar and Thomson Financial. In addition, the following organizations may receive portfolio holdings information from time to time in advance of the filing of the Fund's Form N-CSR or Form N-Q, in order to perform services for a Fund:



     (1) State Street Bank and Trust Company, custodian



     (2) Ernst & Young LLP, independent registered public accounting firm



     (3) Institutional Shareholder Services, Inc., proxy voting service



     (4) FT Interactive Data, pricing service



     (5) Bowne & Co., Inc., financial printer



     (6) R.R. Donnelley & Sons, financial printer



     (7) Hewitt Associates, 401(k) plan administrator



If portfolio holdings information is to be released to these organizations or any other third party prior to the filing of the Fund's Form N-CSR or Form N-Q, the Fund must obtain a confidentiality agreement from that party prior to the release of such information, as described above.



The Fund's portfolio holdings information may also be released to the Fund's Directors and to the law firm representing the Disinterested Directors, in conjunction with their review of the Fund's shareholder reports, approximately 5-7 business days prior to publication of the reports. In addition, aggregated portfolio holdings information that does not specifically identify the Fund may be provided to certain parties for statistical analysis and research purposes.



Employees having access to non-public portfolio holdings information must acknowledge receipt of the Fund's policies and procedures with respect to disclosure of portfolio holdings information and to certify annually that they have (1) read the policies and procedures and (2) agree to comply with them. The Fund's policies and procedures with respect to the release of non-public portfolio holdings information are subject to periodic review by the Chief Compliance Officer, including a review with the Board of any conflicts of interest in the disclosures made in accordance with the policy and any exceptions granted under the policy. Exceptions to the policy may not be made, however, unless the Chief Compliance Officer, in consultation with the Board, determines that providing the portfolio holdings information is consistent with the best interests of shareholders.



DIRECTORS AND OFFICERS


As a Maryland Corporation, the Company is managed by its Board of Directors. The directors meet regularly to review each Fund's investments, performance, expenses and other business affairs. The directors also elect the Company's officers. The Board currently consists of eight directors, five of whom are not "interested persons" of the Company within the meaning of the 1940 Act (the "Disinterested Directors"). These five directors are also members of the Audit Committee and the Nominating and Governance Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Company to be recommended to the Board and has oversight responsibility for the integrity of the Company's financial reporting process and internal controls regarding finance and accounting. The Audit Committee is also responsible for monitoring the independence and performance of the Company's independent accountants. The Directors have adopted a written charter for the Committee. During the year ended December 31, 2004, the Audit Committee met five times. The Nominating and Governance Committee is responsible for recommending to the Board those persons to be nominated for election as Independent Directors and oversees the administration of the Funds' Governance Procedures and Guidelines. The Funds do not hold regular annual meetings of shareholders, but may from time to time schedule special meetings. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) in writing to the Secretary of the Funds. Such submission should include information about the candidate that would be required to be included in a proxy statement. During the year ended December 31, 2004, the Nominating and Governance Committee met four times.


The directors and officers of the Company are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" referred to below is comprised of (1) the Funds, (2) The Guardian Bond Fund, Inc., (3) The Guardian Cash Fund, Inc., (4) The Park Avenue Portfolio (a series trust consisting of The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund, The Guardian Cash Management Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund, The Guardian S&P 500 Index Fund, The

STATEMENT OF ADDITIONAL INFORMATION

Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund and
(5) GIAC Funds, Inc. (a series fund consisting of Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund).

                             INTERESTED DIRECTORS*

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF FUNDS
                                                                                              IN THE
                                                 TERM OF OFFICE                           GUARDIAN FUND
                                 POSITION WITH    AND LENGTH OF   PRINCIPAL OCCUPATIONS  COMPLEX OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF BIRTH       FUND        TIME SERVED++    DURING PAST 5 YEARS     BY DIRECTOR     DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
 Arthur V. Ferrara               Director        Since 1987       Retired. Director and         25         Director of
 (8/12/30)                                                        former Chairman of                       various
                                                                  the Board and Chief                      mutual funds
                                                                  Executive Officer,                       sponsored by
                                                                  The Guardian Life                        Gabelli Asset
                                                                  Insurance Company of                     Management.
                                                                  America. Director
                                                                  (Trustee) of all of
                                                                  the mutual funds
                                                                  within the Guardian
                                                                  Fund Complex.
------------------------------------------------------------------------------------------------------------------------

 Leo R. Futia                    Director        Since 1982       Retired. Director and         25         None.
 (8/27/19)                                                        former Chairman of
                                                                  the Board and Chief
                                                                  Executive Officer,
                                                                  The Guardian Life
                                                                  Insurance Company of
                                                                  America. Director
                                                                  (Trustee) of all of
                                                                  the mutual funds
                                                                  within the Guardian
                                                                  Fund Complex.
------------------------------------------------------------------------------------------------------------------------

 Dennis J. Manning               Director        Since 2003       President and Chief           25         Director of
 81 Graenest Ridge Road                                           Executive Officer,                       The Guardian
 Wilton, Connecticut 06897                                        The Guardian Life                        Life
 (1/26/47)                                                        Insurance Company of                     Insurance
                                                                  America since 1/03.                      Company of
                                                                  President and Chief                      America and
                                                                  Operating Officer,                       The Guardian
                                                                  1/02 to 12/02;                           Insurance &
                                                                  Executive Vice                           Annuity
                                                                  President and Chief                      Company, Inc.
                                                                  Operating Officer,                       Manager,
                                                                  1/01 to 12/01;                           Guardian
                                                                  Executive Vice                           Investor
                                                                  President, Individual                    Services LLC
                                                                  Markets and Group                        and Park
                                                                  Pensions, 1/99 to                        Avenue
                                                                  12/00. Director                          Securities
                                                                  (Trustee) of all of                      LLC. Director
                                                                  the mutual funds                         of various
                                                                  within the Guardian                      Guardian Life
                                                                  Fund Complex.                            subsidiaries.
------------------------------------------------------------------------------------------------------------------------

 * "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.

 + Commencement of operations.

++ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

                                      B-16
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                            DISINTERESTED DIRECTORS

-----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                             IN THE
                                                 TERM OF OFFICE                          GUARDIAN FUND
                                 POSITION WITH   AND LENGTH OF   PRINCIPAL OCCUPATIONS  COMPLEX OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF BIRTH       FUND        TIME SERVED+    DURING PAST 5 YEARS     BY DIRECTOR     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
 Frank J. Fabozzi, Ph.D.         Director        Since 1992      Adjunct Professor of          25         Director
 (8/24/48)                                                       Finance, School of                       (Trustee) of
                                                                 Management -- Yale                       various
                                                                 University, 2/94 to                      closed-end
                                                                 present; Editor,                         investment
                                                                 Journal of Portfolio                     companies
                                                                 Management. Director                     sponsored by
                                                                 (Trustee) of all of                      BlackRock
                                                                 the mutual funds                         Financial
                                                                 within the Guardian                      Management.
                                                                 Fund Complex.                            Director of
                                                                                                          BlackRock
                                                                                                          Funds (47
                                                                                                          funds).
-----------------------------------------------------------------------------------------------------------------------

 Anne M. Goggin, Esq.            Director        Since 2004      Partner, Edwards and          25         None.
 (11/28/48)                                                      Angell, LLP, 4/04 to
                                                                 8/04; Chief Counsel,
                                                                 Metropolitan Life
                                                                 Insurance Company,
                                                                 6/00 to 12/03; Senior
                                                                 Vice President and
                                                                 General Counsel, New
                                                                 England Life
                                                                 Insurance Company,
                                                                 6/00 to 12/03;
                                                                 Chairman, President
                                                                 and Chief Executive
                                                                 Officer, MetLife
                                                                 Advisors LLC, 6/99 to
                                                                 12/03; Chairman of
                                                                 the Board,
                                                                 Metropolitan Series
                                                                 Fund, 1/02 to 12/03;
                                                                 Chairman of the
                                                                 Board, New England
                                                                 Zenith Fund, 6/99 to
                                                                 12/03. Director
                                                                 (Trustee) of all of
                                                                 the mutual funds
                                                                 within the Guardian
                                                                 Fund Complex.
-----------------------------------------------------------------------------------------------------------------------

 William W. Hewitt, Jr.          Director        Since 1989      Retired. Former               25         None.
 (7/28/28)                                                       Executive Vice
                                                                 President, Shearson
                                                                 Lehman Brothers, Inc.
                                                                 Director (Trustee) of
                                                                 all of the mutual
                                                                 funds within the
                                                                 Guardian Fund
                                                                 Complex.
-----------------------------------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

-----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                             IN THE
                                                 TERM OF OFFICE                          GUARDIAN FUND
                                 POSITION WITH   AND LENGTH OF   PRINCIPAL OCCUPATIONS  COMPLEX OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF BIRTH       FUND        TIME SERVED+    DURING PAST 5 YEARS     BY DIRECTOR     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
 Sidney I. Lirtzman, Ph.D.       Director        Since 1987      Emanuel Saxe                  25         Director,
 200 East 57th Street                                            Professor of                             since 6/01
 New York, New York 10022                                        Management 9/96 to                       Youthstream,
 (11/9/30)                                                       present, City                            Inc. Member,
                                                                 University of New                        Advisory
                                                                 York -- Baruch                           Board of
                                                                 College; Dean                            Directors,
                                                                 Emeritus of the                          New York City
                                                                 Zicklin School of                        Independent
                                                                 Business; Dean from                      Budget Office
                                                                 10/95 to 9/02;                           5/98 to 5/01.
                                                                 Interim President
                                                                 9/99 to 9/00.
                                                                 President, Fairfield
                                                                 Consulting
                                                                 Associates, Inc.
                                                                 Director (Trustee) of
                                                                 all of the mutual
                                                                 funds within the
                                                                 Guardian Fund
                                                                 Complex.
-----------------------------------------------------------------------------------------------------------------------

 Carl W. Schafer                 Director        Since 1996      President, Atlantic           25         Director
 66 Witherspoon Street, #1100                                    Foundation (a private                    (Trustee) of
 Princeton, New Jersey 08542                                     charitable                               various
 (1/16/36)                                                       foundation). Director                    mutual funds
                                                                 of Labor Ready, Inc.                     sponsored by
                                                                 (provider of                             UBS Global
                                                                 temporary labor) and                     Asset
                                                                 Frontier Oil                             Management
                                                                 Corporation. Director                    Inc. (f/k/a
                                                                 (Trustee) of all of                      Mitchell
                                                                 the mutual funds                         Hutchins
                                                                 within the Guardian                      Asset
                                                                 Fund Complex.                            Management,
                                                                                                          Inc. and UBS
                                                                                                          PaineWebber,
                                                                                                          Inc.),
                                                                                                          Harding
                                                                                                          Loevner (4
                                                                                                          funds) and
                                                                                                          Ell Realty
                                                                                                          Securities
                                                                                                          Trust (2
                                                                                                          funds).
-----------------------------------------------------------------------------------------------------------------------

                                      B-18
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

-----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                             IN THE
                                                 TERM OF OFFICE                          GUARDIAN FUND
                                 POSITION WITH   AND LENGTH OF   PRINCIPAL OCCUPATIONS  COMPLEX OVERSEEN      OTHER
NAME, ADDRESS AND DATE OF BIRTH       FUND        TIME SERVED+    DURING PAST 5 YEARS     BY DIRECTOR     DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------
 Robert G. Smith, Ph.D.          Director        Since 1982      Chairman and Chief            25         Governor
 132 East 72nd Street, Apt. #1                                   Executive Officer,                       appointments
 New York, New York 10021                                        Smith Affiliated                         as Director
 (3/9/32)                                                        Capital Corp. since                      of New York
                                                                 4/82. Director                           Health Care
                                                                 (Trustee) of all of                      Reform Act
                                                                 the mutual funds                         Charitable
                                                                 within the Guardian                      Organization
                                                                 Fund Complex.                            and Nassau
                                                                                                          County
                                                                                                          Interim
                                                                                                          Finance
                                                                                                          Authority.
                                                                                                          Senior
                                                                                                          private
                                                                                                          member of the
                                                                                                          New York
                                                                                                          State
                                                                                                          Financial
                                                                                                          Control Board
                                                                                                          for New York
                                                                                                          City. Senior
                                                                                                          Director for
                                                                                                          the New York
                                                                                                          State
                                                                                                          Comptroller's
                                                                                                          Investment
                                                                                                          Advisory
                                                                                                          Committee for
                                                                                                          State Pension
                                                                                                          Funds (Common
                                                                                                          Fund).
-----------------------------------------------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

                                    OFFICERS

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                            IN THE
                                                TERM OF OFFICE                           GUARDIAN FUND
      NAME, ADDRESS AND         POSITION WITH   AND LENGTH OF   PRINCIPAL OCCUPATIONS  COMPLEX FOR WHICH
        DATE OF BIRTH                FUND        TIME SERVED+    DURING PAST 5 YEARS    OFFICER SERVES
--------------------------------------------------------------------------------------------------------
 Joseph A. Caruso               Senior Vice     Since 1992      Director, The                 25
 (6/13/52)                      President and                   Guardian Life
                                Secretary                       Insurance Company of
                                                                America, since 1/05;
                                                                Senior Vice President
                                                                and Corporate
                                                                Secretary, The
                                                                Guardian Life
                                                                Insurance Company of
                                                                America since 1/01;
                                                                Vice President and
                                                                Corporate Secretary
                                                                prior thereto.
                                                                Director, Senior Vice
                                                                President and
                                                                Secretary, The
                                                                Guardian Insurance &
                                                                Annuity Company, Inc.
                                                                Manager, Senior Vice
                                                                President and
                                                                Corporate Secretary,
                                                                Guardian Investor
                                                                Services LLC.
                                                                Director, Senior Vice
                                                                President and
                                                                Secretary, Park
                                                                Avenue Life Insurance
                                                                Company, Manager,
                                                                Park Avenue
                                                                Securities LLC;
                                                                Senior Vice President
                                                                and Secretary of
                                                                Guardian Baillie
                                                                Gifford Limited, and
                                                                all of the mutual
                                                                funds within the
                                                                Guardian Fund
                                                                Complex. Director and
                                                                Officer of various
                                                                Guardian Life
                                                                subsidiaries.
--------------------------------------------------------------------------------------------------------

 Richard A. Cumiskey            Chief           Since 2002      Second Vice                   25
 (8/14/60)                      Compliance                      President, Equity
                                Officer                         Administration and
                                                                Oversight, The
                                                                Guardian Life
                                                                Insurance Company of
                                                                America since 1/01;
                                                                Assistant Vice
                                                                President, Equity
                                                                Administration and
                                                                Oversight prior
                                                                thereto. Senior Vice
                                                                President and
                                                                Compliance Officer of
                                                                The Guardian
                                                                Insurance & Annuity
                                                                Company, Inc. and
                                                                Guardian Investor
                                                                Services LLC, since
                                                                4/04; Second Vice
                                                                President and
                                                                Compliance Officer
                                                                prior thereto. Chief
                                                                Compliance Officer of
                                                                all of the mutual
                                                                funds within the
                                                                Guardian Fund
                                                                Complex.
--------------------------------------------------------------------------------------------------------

                                      B-20
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                            IN THE
                                                TERM OF OFFICE                           GUARDIAN FUND
      NAME, ADDRESS AND         POSITION WITH   AND LENGTH OF   PRINCIPAL OCCUPATIONS  COMPLEX FOR WHICH
        DATE OF BIRTH                FUND        TIME SERVED+    DURING PAST 5 YEARS    OFFICER SERVES
--------------------------------------------------------------------------------------------------------

 Jonathan C. Jankus             Managing        Since 1999      Managing Director,            20
 (5/19/47)                      Director                        The Guardian Life
                                                                Insurance Company of
                                                                America. Officer of
                                                                various mutual funds
                                                                within the Guardian
                                                                Fund Complex.
--------------------------------------------------------------------------------------------------------

 Stewart M. Johnson             Senior          Since 2002      Senior Director, The          15
 (10/21/52)                     Director                        Guardian Life
                                                                Insurance Company of
                                                                America since 1/02.
                                                                Second Vice President
                                                                from 12/00 to 1/02;
                                                                Assistant Vice
                                                                President prior
                                                                thereto. Officer of
                                                                various mutual funds
                                                                within the Guardian
                                                                Fund Complex.
--------------------------------------------------------------------------------------------------------

 Peter J. Liebst                Managing        Since 1999      Managing Director,            20
 (4/7/56)                       Director                        The Guardian Life
                                                                Insurance Company of
                                                                America. Officer of
                                                                various mutual funds
                                                                within the Guardian
                                                                Fund Complex.
--------------------------------------------------------------------------------------------------------

 Nydia Morrison                 Controller      Since 2003      Director, Mutual Fund         25
 (11/22/58)                                                     Reporting, The
                                                                Guardian Life
                                                                Insurance Company of
                                                                America since 5/04;
                                                                Manager prior
                                                                thereto. Officer of
                                                                all of the mutual
                                                                funds within the
                                                                Guardian Fund
                                                                Complex.
--------------------------------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                            IN THE
                                                TERM OF OFFICE                           GUARDIAN FUND
      NAME, ADDRESS AND         POSITION WITH   AND LENGTH OF   PRINCIPAL OCCUPATIONS  COMPLEX FOR WHICH
        DATE OF BIRTH                FUND        TIME SERVED+    DURING PAST 5 YEARS    OFFICER SERVES
--------------------------------------------------------------------------------------------------------
 Frank L. Pepe                  Vice President  Since 1995      Vice President and            25
 (3/26/42)                      and Treasurer                   Equity Controller,
                                                                The Guardian Life
                                                                Insurance Company of
                                                                America. Senior Vice
                                                                President and
                                                                Controller, The
                                                                Guardian Insurance &
                                                                Annuity Company, Inc.
                                                                since 4/04; Vice
                                                                President and
                                                                Controller prior
                                                                thereto. Senior Vice
                                                                President and
                                                                Controller, Guardian
                                                                Investor Services
                                                                LLC. Vice President
                                                                and Treasurer of all
                                                                of the mutual funds
                                                                within the Guardian
                                                                Fund Complex.
--------------------------------------------------------------------------------------------------------

 Richard T. Potter, Jr.         Vice President  Since 1992      Vice President and            25
 (7/20/54)                      and Counsel                     Equity Counsel, The
                                                                Guardian Life
                                                                Insurance Company of
                                                                America. Senior Vice
                                                                President and
                                                                Counsel, The Guardian
                                                                Insurance & Annuity
                                                                Company, Inc., and
                                                                Guardian Investor
                                                                Services LLC, since
                                                                4/04; Vice President
                                                                and Counsel prior
                                                                thereto. Vice
                                                                President and Counsel
                                                                of Park Avenue
                                                                Securities LLC and
                                                                all of the mutual
                                                                funds within the
                                                                Guardian Fund
                                                                Complex.
--------------------------------------------------------------------------------------------------------

 Robert A. Reale                Managing        Since 2001      Managing Director,            25
 (6/12/60)                      Director                        The Guardian Life
                                                                Insurance Company of
                                                                America, The Guardian
                                                                Insurance & Annuity
                                                                Company, Inc. and
                                                                Guardian Investor
                                                                Services LLC since
                                                                3/01; Second Vice
                                                                President 10/99 to
                                                                2/01. Assistant Vice
                                                                President,
                                                                Metropolitan Life
                                                                prior thereto.
                                                                Officer of all of the
                                                                mutual funds within
                                                                the Guardian Fund
                                                                Complex.
--------------------------------------------------------------------------------------------------------


                                      B-22
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

--------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
                                                                                            IN THE
                                                TERM OF OFFICE                           GUARDIAN FUND
      NAME, ADDRESS AND         POSITION WITH   AND LENGTH OF   PRINCIPAL OCCUPATIONS  COMPLEX FOR WHICH
        DATE OF BIRTH                FUND        TIME SERVED+    DURING PAST 5 YEARS    OFFICER SERVES
--------------------------------------------------------------------------------------------------------
 Thomas G. Sorell               President       Since 2003      Executive Vice                25
 (3/3/55)                                                       President and Chief
                                                                Investment Officer,
                                                                The Guardian Life
                                                                Insurance Company of
                                                                America since 1/03;
                                                                Senior Managing
                                                                Director, Fixed
                                                                Income Securities
                                                                since 3/00; Vice
                                                                President, Fixed
                                                                Income Securities
                                                                prior thereto.
                                                                Managing Director,
                                                                Investments: Park
                                                                Avenue Life Insurance
                                                                Company. President of
                                                                all of the mutual
                                                                funds within the
                                                                Guardian Fund
                                                                Complex.
--------------------------------------------------------------------------------------------------------

 Donald P. Sullivan, Jr.        Vice President  Since 1995      Vice President,               25
 (12/24/54)                                                     Equity
                                                                Administration, The
                                                                Guardian Life
                                                                Insurance Company of
                                                                America. Vice
                                                                President, The
                                                                Guardian Insurance &
                                                                Annuity Company, Inc.
                                                                and Guardian Investor
                                                                Services LLC. Officer
                                                                of all of the mutual
                                                                funds within the
                                                                Guardian Fund
                                                                Complex.
--------------------------------------------------------------------------------------------------------


+ There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

STATEMENT OF ADDITIONAL INFORMATION

The Guardian Fund Complex pays Disinterested Directors fees consisting of a $5,000 per meeting and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on assets. Board committee members also receive $2,000 per committee meeting. Directors who are "interested persons," except Mr. Manning, receive the same fees, but they are paid by GIS. Mr. Manning receives no compensation for his services as a Fund Director. All officers of the Company are employees of Guardian Life; they receive no compensation from the Company.

The following table provides information about the compensation paid by the Company for the Funds and the Guardian Fund Complex to the Company's Directors for the year ended December 31, 2004.

                               COMPENSATION TABLE*


                                                                                                   Total
                                                                                               Compensation
                                                          Accrued            Estimated         from the Fund
                                 Aggregate              Pension or            Annual         and Other Members
                                Compensation        Retirement Benefits    Benefits Upon   of the Guardian Fund
      Name and Title         From the Company**     Paid by the Company     Retirement           Complex**
      --------------         ------------------     -------------------    -------------   --------------------
Frank J. Fabozzi,
  Director................               $20,056                     N/A             N/A                 $68,500
Anne M. Goggin............                $6,465                     N/A             N/A                 $21,625
William W. Hewitt, Jr.,
  Director................               $20,056                     N/A             N/A                 $68,500
Sidney I. Lirtzman,
  Director................               $22,255                     N/A             N/A                 $76,000
Carl W. Schafer,
  Director................               $20,056                     N/A             N/A                 $68,500
Robert G. Smith,
  Director................               $24,455                     N/A             N/A                 $83,500


* Directors who are "interested persons" of the Company are not compensated by the Company, so information about their compensation is not included in this table.

** Includes compensation paid to attend meetings of the Board's Audit and Nominating and Governance Committees.

The following table sets forth the dollar range of equity securities in the Funds beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Guardian Fund Complex as of December 31, 2004.

                         DIRECTOR SHARE OWNERSHIP TABLE


                                                                       Aggregate Dollar Range of Equity Securities
                                Dollar Range of Equity Securities  in all Registered Investment Companies Overseen
       Name of Director                          in the (7) Funds        by Director in Guardian Fund Complex (25)
       ----------------         ---------------------------------  -----------------------------------------------
Frank J. Fabozzi..............                                $0                              $50,001 - $100,000
Arthur V. Ferrara.............        Over $100,000 (Stock Fund)                                   Over $100,000
Leo R. Futia..................                                $0                                   Over $100,000
Anne M. Goggin................                                $0                                              $0
William W. Hewitt, Jr.........                                $0                               $10,001 - $50,000
Sidney I. Lirtzman............                                $0                               $10,001 - $50,000
Dennis J. Manning.............        Over $100,000 (Stock Fund)                                   Over $100,000
Carl W. Schafer...............                                $0                                   Over $100,000
Robert G. Smith...............                                $0                               $10,001 - $50,000


Because GIS is wholly owned by Guardian Life, a mutual insurance company, no Director owns any securities in GIS or any entity in a control relationship to GIS.


The Company's officers and directors had an aggregate interest of less than 1% in each Fund's outstanding shares as of April 1, 2005.


The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policies ("Ethics Policies") that has been adopted by the Company's Boards. Access Persons are required to follow the guidelines established by the Ethics Policies in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each of the Funds' investment adviser and investment sub-adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policies, must adopt and enforce its own Code of Ethics appropriate to its operations. The Board is required to review and approve the Codes of Ethics for the investment adviser and sub-investment adviser. The investment adviser and investment sub-adviser are also

                                      B-24
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

required to report to the Funds' board on a quarterly basis with respect to its compliance with the requirements of Rule 17j-1, including any material violations thereof which may potentially affect the Funds.

PORTFOLIO MANAGERS

As described in the prospectus, each Fund pays to GIS, a management fee based on a percentage of the Fund's average daily net assets. GIS pays a portion of its management fee to UBS Global AM for sub-advisory services to the UBS Large Cap and the UBS Small Cap Funds. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund's adviser or sub-adviser, and are not paid from any assets of the Funds or any other managed account. In the case of the Funds managed by GIS, portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and GIS, respectively, based on each of those company's assets under management.



A Fund's portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. In the case of UBS Global AM, these other accounts may also include assets for high net worth individuals, pension funds, collective investment trusts, offshore funds, hedge funds and other types of accounts. For portfolio managers of GIS, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life's general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian-issued life, health, disability and other insurance policies (the "Guardian Assets"). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.



The discussion that follows includes: (i) a description of the compensation structure applicable to the portfolio managers of GIS and UBS Global AM; (ii) information about each portfolio manager's investment in the Fund(s) for which the manager has day-to-day responsibility; (iii) other accounts managed by the portfolio managers; and (iv) a description of potential conflicts of interest that may arise with respect to a portfolio manager's management of the Funds.



COMPENSATION STRUCTURE



Guardian Investor Services LLC. The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual's experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relevant to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.



The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on the Fund's performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. For the fiscal year ended December 31, 2004, incentive compensation took into account one-year performance; going forward, performance will be measured over rolling one- and three-year periods, with a phase-in period. Generally, incentive compensation for a portfolio manager is warranted for performance better than the 60th percentile relative to the Lipper peer group. The index component is based on whether the Fund's performance exceeds the performance of its benchmark index. The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager's roles and responsibilities with respect to management of the mutual funds and other portfolios. For equity assets, management of the Funds accounts for substantially all of the calculation; for fixed income assets, the calculation is divided between management of the Guardian Assets and the Funds, respectively. Although under normal circumstances, the Guardian Assets substantially exceed those of the Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% or more of a manager's incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager's contribution to performance and other factors.



Under the terms of a non-qualified deferred compensation plan (the "plan"), portfolio managers must make a mandatory contribution to the plan of their incentive compensation that exceeds a certain dollar amount. For fiscal year 2004, Guardian Life contributed an additional amount to the amount deferred. Portfolio managers may allocate the deferred compensation among any of the Funds managed by GIS, which may or may not include the Fund(s) for which the portfolio manager is responsible. The deferred compensation is notionally invested, meaning it is accounted for as though it were invested in the designated Funds but is not actually so invested. The deferred compensation vests after three years.


STATEMENT OF ADDITIONAL INFORMATION

UBS Global AM. The portfolio managers receive a base salary and incentive compensation based on their personal performance. Overall compensation can be grouped into four categories:



- Base salary. Base salary is used to recognize the experience, skills and knowledge that investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.



- Annual bonuses. Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components:
  (1) the firm's overall business success; (2) the performance of the respective asset class and/or investment mandate; and (3) an individual's specific contribution to the firm's results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns its investment professionals' interests with those of its clients.



- UBS AG equity. Many of the senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted shares of UBS AG (the parent company of UBS Global AM) or employee stock options. The equity shares typically vest over a number of years.



- Partnership Incentive Program (PIP). PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for senior staff.



Other Accounts. The following table provides information about other accounts managed by portfolio managers as of December 31, 2004:



                                                                                  Number of   Total Assets in
                                                                             Accounts Where    Accounts Where
                                                                            Advisory Fee is   Advisory Fee is
                                                          Total Assets in          Based on          Based on
                                     Type of       # of       Accounts as           Account           Account
Name                                Account*   Accounts       of 12/31/04       Performance       Performance
----                                --------   --------   ---------------   ---------------   ---------------
Howard Chin.......................         a          3   $523.6 million                 0                 0
                                           b          5   $  2.4 billion                 0                 0
Robert Crimmins...................         a          3   $523.6 million                 0                 0
                                           b         10   $  8.8 billion                 0                 0
Alex Grant........................         a          2   $562.2 million                 0                 0
                                           b          2   $  1.2 billion                 0                 0
Jon Jankus........................         a          2   $  337 million                 0                 0
                                           b          5   $918.5 million                 0                 0
Stewart Johnson...................         a          2   $  337 million                 0                 0
                                           b          5   $918.5 million                 0                 0
John Leonard......................         a         22   $  110 million                 0                 0
                                           b         10   $  2.1 million                 0                 0
                                           c         60++ $ 8.69 million                 0                 0
Peter Liebst......................         a          1   $ 87.6 million                 0                 0
                                           b          2   $611.5 billion                 0                 0
Thomas Sorell.....................         a          1   $  1.1 billion                 0                 0
Wilfred Talbot....................         a          4   $417.8 million                 0                 0
                                           b          4   $  146 million                 0                 0
                                           c         12++ $  990 million                 0                 0
Matthew Ziehl.....................         a          2   $  1.6 billion                 0                 0
                                           b          5   $  520 million                 0                 0



* Key: (a) = Registered investment companies; (b) = Other pooled investment vehicles+; (c) = Other accounts



+ The portfolio managers of GIS serve as sector specialists with respect to Guardian Assets.



++ Approximate; also includes wrap model as one account.



CONFLICTS OF INTEREST



Guardian Investor Services LLC. Portfolio managers for the Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Funds. In general, the other portfolios are managed using the same investment models that are used in connection with the management of the Funds. Accordingly, Fund portfolio managers often make investment decisions and place trades for other accounts that are similar to those made for the Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of other accounts that are directly or indirectly contrary to


                                      B-26
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

investment decisions made on behalf of a Fund. Depending on market conditions, any of these actions could have a potential adverse impact on a Fund. Because the Funds' portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in a Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Fund's investment policies and with the Code of Ethics of the Funds and GIS. In addition, GIS periodically reviews each portfolio manager's overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.



UBS Global AM. The UBS portfolio management team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. This approach is designed to minimize the potential for conflicts of interest among the accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.



Beneficial Ownership of Fund Shares. The portfolio managers may allocate their personal investments among various Funds as appropriate given their own investment needs. From time to time, portfolio managers may beneficially own shares of the Fund(s) for which the manager has primary day-to-day responsibility. As of December 31, 2004, no portfolio manager beneficially owned any shares of the Fund(s) for which the manager had primary day-to-day responsibility.



GUARDIAN LIFE AND OTHER FUND AFFILIATES


As of February 28, 2005, The Guardian Insurance & Annuity Company, Inc. ("GIAC") owned 100.0% of the Stock Fund's outstanding shares. Such shares were allocated among separate accounts established by GIAC. As of February 28, 2005, Guardian Life owned shares of the Asset Allocation, Low Duration Bond, High Yield, UBS Large Cap and UBS Small Cap Funds in the following amounts:



                                                                          Percentage of
                        Fund                          Shares Held       Outstanding Shares
                        ----                          -----------       ------------------
Asset Allocation....................................    3,117,568                      51%
High Yield..........................................    3,591,282                      49%
UBS Large Cap.......................................    4,772,905                      85%
UBS Small Cap.......................................      987,511                      53%
Low Duration Bond...................................      766,511                      32%



GIAC owns 100% of the Index Fund allocated among GIAC's separate accounts. The remaining shares of these Funds were owned by GIAC and allocated among GIAC's separate accounts. GIAC is a wholly owned subsidiary of Guardian Life. The executive offices of GIAC, Park Avenue Life and Guardian Life are located at 7 Hanover Square, New York, New York 10004.


INVESTMENT ADVISER AND OTHER SERVICES
Guardian Investor Services LLC ("GIS"). GIS is the investment adviser for each of the Funds. Under the investment advisory agreement between the Company and GIS, GIS furnishes investment advice and provides or pays for certain of each Fund's administrative costs. Among other things, GIS pays the fees and expenses of the Company's Directors who are interested persons under the 1940 Act. Under the investment advisory agreement, GIS has also agreed to assume those operating expenses of the Class I shares of the Stock Fund and each of the other Funds (excluding interest charges and income, franchise and other taxes) that exceed one percent (1%) of average daily net assets for any fiscal year. For the years ended December 31, 2002, December 31, 2003 and December 31, 2004, the ratio of operating expenses to average daily net assets of each Fund's shares (the Stock Fund's Class I shares only) did not exceed 1%, so GIS was not obligated to assume any such expenses. From time to time, GIS may, at its discretion, assume certain of the Stock Fund's ordinary operating expenses when they are less than 1% of average daily net assets. In addition, the adviser may voluntarily assume certain operating expenses of the Asset Allocation, High Yield and 500 Index Funds from time to time. For the year ended December 31, 2002, GIS assumed ordinary operating expenses of the Index Fund that exceeded 0.28% of average net assets. Absent this assumption of expenses, the Index Fund would have had an overall expense ratio of .040%. With respect to the UBS Large Cap and UBS Small Cap Funds, GIS has, in turn, entered into an

STATEMENT OF ADDITIONAL INFORMATION
investment sub-advisory agreement with UBS Global Asset Management (Americas) Inc. ("UBS Global AM") appointing the latter as investment sub-adviser (see "UBS Global Asset Management (Americas) Inc." below).

The following table shows the advisory fees paid by each fund to GIS for the periods indicated. For 2003, the information shown for the UBS Large Cap Value Fund and the UBS Small Cap Value Fund reflects the period from February 3, 2003 (commencement of operations) to December 31, 2003. For the Low Duration Bond Fund, it reflects the period from August 28, 2003 (commencement of operations) to December 31, 2003.


                                                    Year Ended         Year Ended         Year Ended
                                                 December 31, 2002  December 31, 2003  December 31, 2004
                                                 -----------------  -----------------  -----------------
Stock Fund.....................................     $    8,350,869     $    6,812,816     $    6,702,434
Asset Allocation Fund..........................     $      197,423     $      195,384     $      260,188
High Yield Fund................................     $      199,879     $      276,908     $      340,526
Index Fund.....................................     $      719,357     $      355,701     $      458,751
UBS Large Cap Value Fund.......................                N/A     $      422,377     $      519,827
UBS Small Cap Value Fund.......................                N/A     $      118,439     $      199,161
Low Duration Bond Fund.........................                N/A     $       14,030     $       78,860


The investment advisory agreement between the Company and GIS will continue in full force and effect from year to year so long as its continuance is specifically approved at least annually by vote of a majority of the Company's outstanding voting shares, or by vote of the Company's Board of Directors, including a majority of the Disinterested Directors who are not parties to the agreement, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment, and may be terminated without penalty at any time by either party upon 60 days' written notice.

The investment advisory agreement provides that neither GIS nor any of its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by GIS or the Funds in connection with the matters to which the investment advisory agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GIS or the Funds or from reckless disregard by GIS or any such person of the duties of GIS under the investment advisory agreement.

If the investment advisory agreement is terminated and it is not replaced by an agreement with another affiliate of Guardian Life, the Company's continued use of the name "The Guardian Variable Contract Funds, Inc." is subject to the approval of Guardian Life, because Guardian Life maintains the exclusive ownership interest of the service mark "The Guardian Variable Contract Funds, Inc." UBS Global AM, or its affiliated persons (as defined in the 1940 Act), owns all rights, title, and interest to (and remains the exclusive owner of) all intellectual property rights related to "UBS". If the investment sub-advisory agreement between GIS and UBS Global AM is transferred or assigned to an entity that is not an affiliated person of UBS Global AM or upon termination of such sub-advisory agreement with respect to a Fund, GIS will cease to use "UBS" or any similar name, delete "UBS" from the name of such Fund, and take all further actions described in the sub-advisory agreement.

A service agreement between GIS and Guardian Life provides that Guardian Life will furnish the office space, clerical staff, services and facilities which GIS needs to perform under the investment advisory agreement. GIS's officers are salaried employees of Guardian Life; they receive no compensation from GIS. GIS reimburses Guardian Life for its expenses under the service agreement.

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). UBS Global AM is the investment sub-adviser for the UBS Large Cap and UBS Small Cap Funds pursuant to a written investment sub-advisory agreement with GIS. Pursuant to this investment sub-advisory agreement and subject to the supervision and direction of the Company's Board and GIS, and any written guidelines adopted by the Board or GIS and furnished to UBS Global AM, UBS Global AM will provide an investment management program for all or a designated portion of the assets of the two Funds, including investment research and discretionary management with respect to all securities and investments in the two Funds. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and other related transactions for the portion of each Fund's assets that UBS Global AM manages, subject to review by GIS. GIS continually monitors and evaluates the performance of UBS Global AM.

The investment sub-advisory agreement will continue in full force and effect with respect to each Fund for two years from its effective date and, thereafter if not terminated as to a certain Fund, will automatically renew and continue from year to year, provided its continuance is specifically approved at least annually (1) by a vote of the majority of the Directors who are not parties to the investment sub-advisory agreement or "interested persons" of GIS or UBS Global AM, cast in person at a meeting called for the purpose of voting on such

                                      B-28
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

continuance and (2) by either (a) a majority of the outstanding securities of the respective Funds or (b) the Board of Directors of the Company.

The investment sub-advisory agreement provides that neither UBS Global AM, nor any of its directors, officers, employees, agents, or affiliates shall be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Company, its shareholders or by GIS in connection with the matters to which the investment sub-advisory agreement relates, except for any loss resulting from UBS Global AM's, or any of its directors', officers', employees', agents' (excluding any broker-dealer selected by UBS Global AM), or affiliates' willful misfeasance, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GIS or the Funds or from reckless disregard by UBS Global AM of its obligations and duties under the investment sub-advisory agreement.

The investment sub-advisory agreement includes a provision that, if any 1940 Act requirement reflected in the investment sub-advisory agreement is made less restrictive by rule, regulation or order of the SEC, then any provision of the investment sub-advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The investment sub-advisory agreement may be terminated at any time, without penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' written notice to UBS Global AM. UBS Global AM may terminate the agreement at any time, without payment of any penalty, on 90 days' written notice to GIS. GIS, after providing prior written notice to UBS Global AM, may also immediately terminate the investment sub-advisory agreement, without penalty, in the event of (i) material breach by UBS Global AM of any of the representations and warranties set forth in a certain section of the agreement, or (ii) if, in the reasonable judgment of GIS, UBS Global AM becomes unable to discharge its duties and obligations under the investment sub-advisory contract. The investment sub-advisory agreement will terminate automatically upon its assignment (or upon termination of GIS' advisory agreement with the Company as its relates to a respective Fund), except to the extent permitted under the investment sub-advisory agreement. Termination of the investment sub-advisory agreement with respect to one Fund subadvised by UBS will not affect its validity with respect to the other Fund.

Of the management fees that it receives under its investment advisory agreement with the UBS Large Cap and UBS Small Cap Funds, GIS pays to UBS Global AM as compensation for its services as the Funds' investment sub-adviser: (1) 0.43% of the average daily net assets of the UBS Large Cap Fund and (2) 0.60% of the average daily net assets of the UBS Small Cap Fund not exceeding $50 million and 0.55% of the average daily net assets of the UBS Small Cap Fund in excess of $50 million.

(See the Prospectus section entitled "Management" for more information about the Portfolio's investment advisory agreements.)


Matters Considered By the Board. In approving the continuation of the investment advisory agreements and the investment sub-advisory agreement, the Board reviewed and discussed materials prepared by the GIS and a report furnished by an independent mutual fund rating firm comparing each Fund's advisory fee rate and overall expense ratio with those of comparable funds. The Board also considered the size of the Funds and any economies of scale and fall-out benefits, as well as the continuing subsidy by GIS of certain Funds. The Board considered: (i) the nature, extent and quality of services provided to the Funds by the investment adviser and sub-advisers and the overall positive cooperation of management and concluded that the services provided were satisfactory; (ii) the investment performance of the Funds and the adviser's and sub-advisers' employment of knowledgeable personnel and determined that performance of certain funds was satisfactory, and for those Funds where performance was less than satisfactory, that management was working to address the performance issues; (iii) the costs of the services provided and the profitability to the investment adviser and concluded that the advisory fees were reasonable; and (iv) the extent to which economies of scale could be realized and whether fee levels reflect economies of scale. The Board also reviewed and relied upon comparisons of advisory fees paid by other investment companies and other clients of the adviser and sub-advisers. The Disinterested Trustees (Directors) of the Funds were assisted by independent legal counsel in their deliberations.


Under a Distribution Plan adopted by the Stock Fund pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Fund's Class II shares are authorized to pay a monthly 12b-1 fee at an annual rate of up to 0.25% of average daily net assets of the Class II shares as compensation for distribution and shareholder servicing provided to Class II shareholders of the Stock Fund. The 12b-1 fee may be paid to third parties which may enter into agreements with GIAC to offer Class II shares of the Stock Fund under variable contracts issued by insurance companies other than GIAC. Under the 12b-1 Plan, the fee may be used to pay for communications equipment charges, printing prospectuses, statements of additional information and reports for prospective shareholders, the costs of printing sales literature and advertising materials, training and educating sales personnel and other distribution-related overhead.

STATEMENT OF ADDITIONAL INFORMATION

The Stock Fund, on behalf of the Class II shares, has entered into a Distribution Agreement with GIS to effectuate the 12b-1 Plan. The Stock Fund does not pay GIS any additional amount under the Distribution Agreement. Shareholders are not responsible for any additional fee if the 12b-1 fee is not sufficient to pay all the distribution expenses of the Class II shares. Any such excess will be paid by GIS, and will not be carried forward and assessed against the 12b-1 fees due in succeeding years. Similarly, if the 12b-1 fee is greater than the amounts spent in any year on distribution-related services on behalf of the Class II shares, GIS is entitled to retain the excess. The Fund's Board of Directors may negotiate changes to the 12b-1 Plan to reduce the amount of the 12b-1 fee or to add services, or the Board may determine that the excess is justifiable in the circumstances.

The 12b-1 Plan specifically provides that while it is in effect, the selection and nomination of the Fund's Disinterested Directors shall be made solely at the discretion of the Directors who are not interested persons of the Fund. The fees to be paid under the 12b-1 Plan may not be materially changed without approval by vote of: (1) a majority of the Board; (2) a majority of the Disinterested Directors of the Fund who have no direct or indirect financial interest in the operations of the 12b-1 Plan or related agreements ("Independent Directors"); and (3) a majority of the Fund's outstanding voting Class II shares, as defined in the 1940 Act.

The 12b-1 Plan will continue from year to year if such continuance is specifically approved by vote of the Board, and by vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan.

No Stock Fund Class II shares were sold during 2004, and therefore no fees were paid under the 12b-1 Plan.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated the responsibility for voting proxies on behalf of the Funds to GIS and UBS Global AM, respectively (each, a "Fund Adviser"), subject to the oversight of the Board. Pursuant to such delegation, each Fund Adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as Fund Adviser in accordance with the proxy voting policies and procedures of each such Fund Adviser. A description of those policies and procedures is attached as Appendix B to this SAI. Information regarding how each Fund voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30, 2004 is available without charge upon request on the Funds' website, www.guardianinvestor.com or the Securities and Exchange Commission's website, www.sec.gov.


PORTFOLIO TRANSACTIONS AND BROKERAGE
GIS currently serves as investment adviser to several other Guardian-sponsored mutual funds. UBS Global AM currently serves as investment sub-adviser to two series of one other Guardian sponsored mutual fund. In the future, each of GIS and UBS Global AM (collectively, the "Advisers") may act as investment advisers to other Guardian sponsored mutual funds or GIAC separate accounts. At times, concurrent investment decisions may be made to purchase or sell the same investment security on behalf of the Funds and one or more of the other clients advised by the Advisers. Each Adviser will attempt to allocate purchase and sale transactions among the Funds and such other clients over a period of time on a fair and equitable basis relative to each account, which may or may not be beneficial to the Funds. The Advisers are each registered with the SEC as investment advisers. GIS is also registered with the SEC and the National Association of Securities Dealers, Inc. as a broker-dealer.

The Advisers have no formula for the distribution of brokerage business when placing orders to buy and sell approved investments. For over-the-counter transactions, the Advisers will attempt to deal with a primary market maker unless better prices and execution are available elsewhere. In allocating portfolio transactions to different brokers, each Adviser gives consideration to brokers whom it believes can obtain the best net result in terms of price and execution of orders, and to brokers who furnish research and brokerage services proprietary to that firm or from a third party. The Advisers are authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if the Advisers consider that the commissions it pays for brokerage and research services data are appropriate and reasonable for the services rendered. The research services and brokerage services which the Advisers receive in connection with the Funds' portfolio transactions may be used by the Advisers to benefit its other clients and will not necessarily be used in connection with the Funds. Examples of such brokerage or research services include furnishing written or oral research reports regarding the economy, industries, political developments, securities, pricing and appraisal services, credit analyses, risk analyses and other analyses and effecting trades and performing functions incidental to securities transactions (such as clearance, settlement and custody). The Advisers are of the opinion that, since the research material must be reviewed and analyzed by the Adviser's staff, its receipt and use of such material does not tend to reduce expenses, but may be beneficial to the Funds by supplementing the Adviser's research and analysis. Any investment advisory or other fees paid by a Fund to an Adviser are not reduced as a result of the Adviser's receipt of research services.

                                      B-30
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

If the Advisers receive a service from a broker that has both a research and non-research use, the Adviser will make a good faith allocation between the research and non-research uses of the service. The portion of the service that has a research purpose may be paid for with Fund commissions, and the portion of the service that has a non-research purpose will be paid for by the Adviser with its own funds. Although the Advisers face a potential conflict of interest in making this good faith allocation, the Advisers believe that the allocation procedures are designed to ensure that it appropriately allocates the anticipated use of such services.

While the Advisers will be primarily responsible for placing orders for the purchase and sale of portfolio securities, the policies and practices will be subject to review by the Board of Directors. For 2003, the information shown for the UBS Large Cap Value Fund and the UBS Small Cap Value Fund reflects the period from February 3, 2003 (commencement of operations) to December 31, 2003. For the Low Duration Bond Fund, it reflects the period from August 28, 2003 (commencement of operations) to December 31, 2003.

The following table shows the brokerage commissions paid by each Fund for the periods indicated.


                                                          Year Ended       Year Ended       Year Ended
                                                         December 31,     December 31,     December 31,
                                                             2002             2003             2004
                                                         ------------     ------------     ------------
Stock Fund............................................    $   3,417,891    $   3,008,774    $   2,982,140
Asset Allocation Fund.................................    $       7,770    $       7,802    $       8,824
High Yield Fund.......................................    $           0    $           0    $           0
Index Fund............................................    $     131,577    $      40,029    $      16,311
UBS Large Cap Value Fund..............................               --    $     136,108    $      62,075
UBS Small Cap Value Fund..............................               --    $     106,713    $      53,657
Low Duration Bond Fund................................               --    $           0    $           0


In any particular year, market conditions could necessitate portfolio activity which results in high or low turnover rates. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Fund's securities during a fiscal year by the average monthly value of the Fund's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Turnover rates may be affected by factors such as purchase and redemption requirements and market volatility, and may vary greatly from time to time. The portfolio turnover rate of a Fund may be higher during its early history. Increased portfolio turnover will not necessarily indicate a variation from a Fund's stated investment policies, but may result in greater brokerage commissions and, consequently, higher expenses.

The following table shows the portfolio turnover rates of each Fund for the periods indicated.


                                                          Year Ended        Year Ended        Year Ended
                                                         December 31,      December 31,      December 31,
                                                             2002              2003              2004
                                                         ------------      ------------      ------------
Stock Fund............................................              65%               77%               76%
Asset Allocation Fund.................................               0%                0%                0%
High Yield Fund.......................................              66%              165%               90%
Index Fund............................................              17%               12%                1%
UBS Large Cap Value Fund..............................               --               48%               41%
UBS Small Cap Value Fund..............................               --               75%               72%
Low Duration Bond Fund................................               --               92%               90%


TAXES
The Funds currently qualify and intend to remain qualified to be taxed as regulated investment companies under certain provisions of the U.S. Internal Revenue Code of 1986 as amended (the "Code"). So long as the Funds qualify as regulated investment companies and comply with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net investment income and net capital gains) to their shareholders, the Funds will generally not incur a tax liability on that portion of their net investment income and net realized capital gains which has been distributed to their shareholders. Accordingly, the Funds intend to distribute each year all or substantially all of their net investment income and net capital gains.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived in connection with the pursuit of its

STATEMENT OF ADDITIONAL INFORMATION
investment objectives; (ii) distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions); and (iii) be diversified such that at the close of each quarter of the Fund's taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. The Code and the Treasury Department regulations promulgated thereunder require mutual funds that are offered through insurance company separate accounts to also meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. GIS intends to diversify each of the Fund's investments in accordance with those requirements. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits, and owners of GIAC's variable annuities and life insurance products could lose the benefit of tax deferral on distributions made to the separate accounts. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Funds intends to qualify for this exemption or to comply with the calendar year distribution requirement.

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Funds will be subject to special tax rules. These rules may accelerate income to the Funds, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. These provisions also may require the Funds to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and, if applicable, excise taxes.

Investments of a Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special federal income tax rules that will affect the amount, timing and character of Fund distributions. For example, with respect to certain securities issued or treated as if issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and, if applicable, excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, a Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

FOREIGN INVESTMENTS. Each of the Funds is authorized to invest in foreign securities and may be required to pay withholding income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities is reduced by these foreign taxes. The owners of GIAC variable annuities and life insurance products investing in the Funds effectively bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The Funds may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of GIAC variable annuities and life insurance products investing in such a Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Fund. No assurance can be given that such elections can or will be made.

                                      B-32
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

Since the sole shareholders of the Funds will be separate accounts of GIAC and affiliates of Guardian Life, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the GIAC contracts, see the Prospectus for such contract.

The discussion of "Taxes" in the Prospectuses, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury Regulations currently in effect as interpreted by U.S. Courts and the Internal Revenue Service. These interpretations can change at any time. The above discussion covers only U.S. federal income tax considerations with respect to the Funds. No attempt has been made to describe any state, local, foreign or other tax consequences.

CALCULATION OF NET ASSET VALUE
The Funds' net asset value per share is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the New York Stock Exchange ("NYSE") on each day on which the NYSE is open for business. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

The calculation of the Funds' net asset values may not occur contemporaneously with the determination of the value of any foreign securities included in such calculation because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business.

SECURITIES VALUATIONS. Securities which are listed or traded on any U.S. or foreign securities exchange are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market shall be valued at the NASDAQ Official Closing Price. Where a security is traded on more than one exchange or system, the security is valued on the exchange or system on which it is principally traded unless it was not traded on that exchange or system on the date in question. In such cases, the applicable valuation price of the security on other exchanges or systems shall be used. Securities traded both on an exchange and in the over-the-counter markets will be valued according to the broadest and most representative market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices for securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities or other assets for which market quotations are not readily available or which, in the judgment of the investment adviser, cannot be valued using the methodologies in the Funds' Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Funds' Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee will receive a valuation recommendation and information about any security requiring fair value pricing from the investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Funds' Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a "significant event." A "significant event" is an event that will affect the value of a portfolio security that occurs after the close of trading in the security's primary trading market or exchange but before the Fund's NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting.

CAPITAL STOCK
The Company, which was formerly known as "The Guardian Stock Fund, Inc.", is a Maryland corporation which commenced operations in April 1983. The Company has authorized capital stock of 1,000,000,000 shares of $0.001 par value. The Company currently has authorized its shares in two classes, of which Nine Hundred Fifty Million (950,000,000) shares are designated as Class I shares attributable to the Funds and Fifty Million (50,000,000) shares are designated as Class II shares of the Stock Fund. Unissued shares may be redesignated by the Company's Board of Directors. Class I shares of each of the Funds are offered through variable annuity contracts and variable life policies issued by GIAC, and Class II shares are offered through variable annuity contracts and variable life insurance policies issued by other insurance companies. Each class of shares is invested in a common portfolio, but has a separate expense structure. The Company currently has seven series funds. The Board of Directors may authorize additional classes and series of shares in the future.

STATEMENT OF ADDITIONAL INFORMATION

Through their respective separate accounts, GIAC and other participating insurance companies are the Company's only shareholders of record other than Guardian Life, as described above. Nevertheless, when a shareholders' meeting occurs, each insurance company solicits and accepts voting instructions from its contractowners who have allocated or transferred monies for an investment in a Fund as of the record date for the meeting. Each insurance company then votes the Fund's shares that are attributable to its contractowners' interests in a Fund in accordance with their instructions. Shares for which no instructions are received will be voted in the same proportion as shares for which instructions have been received. Each participating insurance company will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Company is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors. All classes of a Fund's shares are voted together as one class, unless a matter affects only the shareholders of a particular Fund or class. In those cases only the shareholders of the affected Fund or class will be eligible to vote on the matter.

The Company is not required to hold annual shareholder meetings, but special meetings may be called to elect or remove directors, change fundamental policies or approve an investment advisory agreement, among other things.

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Company's assets. Portfolio securities purchased for the Funds outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.

State Street Bank is also the Company's transfer agent and dividend paying agent. As such, State Street Bank issues and redeems shares of the Funds and distributes dividends to the separate accounts which invest in a Fund's shares on behalf of variable contractowners.

State Street Bank plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

LEGAL OPINIONS
The legality of the shares described in the Prospectus has been passed upon by Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


The independent registered public accounting firm of the Company is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116. Ernst & Young LLP audited and reported on the financial statements of the Funds which appear in the Company's Annual Report to Shareholders for the year ended December 31, 2004. That Annual Report is incorporated by reference in this Statement of Additional Information.


                                      B-34
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

APPENDIX A

DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.

U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

Certificates of Deposit: Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit are U.S. dollar-denominated deposits in banks outside the U.S. The bank may be a foreign branch of a U.S. bank. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks.

Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances: Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Repurchase Agreements: Repurchase agreements are instruments by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a domestic bank or broker-dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. The risk to a Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. Repurchase agreements are collateralized by cash or the securities purchased in connection with the agreement. In the event a selling party to an agreement is unable to repurchase the securities pursuant to that agreement, a Fund will liquidate the collateral held and thus recover the proceeds loaned under the agreement. The loss to a Fund will be the difference between the proceeds from the sale and the repurchase price. Investments in repurchase agreements will be limited to transactions with financial institutions believed by the Board of Directors of the Company to present minimal credit risks.

Corporate Obligations: Such instruments include bonds and notes issued by U.S. and foreign corporations in order to finance longer term credit needs.

DESCRIPTION OF LONG TERM DEBT RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

STATEMENT OF ADDITIONAL INFORMATION

Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations are likely to have some quality and protective characteristics, nevertheless, these may be outweighed by uncertainties or major exposure to adverse conditions.

BB. Debt rated "BB" is regarded as less vulnerable to nonpayment than other speculative issues. The obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitments on the debt.

B. Debt rated "B" is regarded as more vulnerable to nonpayment than debt rated "BB", but the obligor currently has the capacity to meet its obligations on the debt. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the debt.

CCC. Debt rated "CCC" is regarded as currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order for the obligor to meet its financial obligations on the debt.

                                      B-36
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

In the event of adverse business, financial or economic conditions, the obligor is unlikely to be able to meet its financial commitments on the debt.

CC. Debt rated "CC" is regarded as currently vulnerable to nonpayment.

C. Debt rated "C" may represent an obligation in which a bankruptcy petition has already been filed or other similar actions taken, but in which payments on the obligation are still be made.

D. Debt rated "D" is in payment default.

Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S

P-1 (Prime-1). Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 (Prime-2). Issuers (or supporting institutions) rated P-2 have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

A-1. Issues in the A-1 category, which is the highest category, have a very strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'.

DUFF & PHELPS, INC.

Duff 1+ Issues rated Duff 1+ have the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Issues rated Duff 1 have very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- Issues rated Duff 1- have high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Issues rated Duff 2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, INC.

F-1+ Issues rated F-1+ have exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Issues rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2 Issues rated F-2 have good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the 'F-1+' and 'F-1' ratings.

STANDARD & POOR'S

SP-1. The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.
SP-2. The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

STATEMENT OF ADDITIONAL INFORMATION

USING THE RATINGS

Ratings represent each rating organization's opinion as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are relative and subjective, and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices or yields. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Fund should continue to hold the security. Although ratings may be an initial criterion for selection of portfolio investments, the investment adviser also performs its own credit analysis with respect to the securities it purchases and holds for a Fund.

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

GUARDIAN INVESTOR SERVICES LLC
INTRODUCTION

In its capacity as investment adviser to certain of the Funds, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders' economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy.

These policies summarize the manner in which proxies will be voted on typical proxy proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not need to be strictly adhered to at all times. For example, under appropriate circumstances, GIS may choose to vote a proxy on a case-by-case basis, or, as described below, choose not to vote a proxy.

With limited exceptions, GIS intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote.

PROXY VOTING SERVICE

GIS has retained the services of Institutional Shareholder Services ("ISS"), an independent proxy voting service, to act as its agent in voting proxies. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on GIS's behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

GIS's investment management personnel are responsible for analyzing and evaluating each company held in each Fund's portfolio to ensure it is an appropriate investment. GIS recognizes that proxy voting is integral to the investment process and, accordingly, has developed customized instructions for ISS to follow based upon GIS's corporate governance philosophy and beliefs.

For certain proposals, GIS has instructed ISS to vote "for" or "against" the proposal in all cases. For other proposals, GIS has instructed ISS to vote on a "case-by-case" basis, along with ISS's recommendations, or to refer the proposal to GIS for consideration. In making "case-by-case" determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS's factors and policies, for certain proxy matters GIS has instructed ISS to make a voting determination based upon the ISS factors and policies. For other proxy matters, GIS has instructed ISS to consider additional factors that GIS considers relevant to the voting decision, or to vote in accordance with specific factors and policies provided by GIS. The policies and the factors considered in making "case-by-case" voting determinations are further detailed in the guidelines. For other proxy matters, ISS has been instructed to refer the proposal to GIS for specific voting instructions, for example, in the case of mergers and restructurings. Additionally, GIS may provide specific voting instructions when ISS has a conflict of interest with the issuer, as described below.

PROXY MATTERS

Shareholders are generally presented with two types of proposals: (1) Management proposals, which are presented by the board of directors of a company for shareholder approval, and (2) Shareholder proposals, which are presented by a shareholder or group of shareholders of a company. The following guidelines summarize GIS's position on typical proxy proposals.

                                      B-38
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

MATTERS RELATING TO THE BOARD OF DIRECTORS. GIS typically supports the election of directors, provided that a majority (at least two-thirds) of the board are "independent directors" and that key committees of the board of directors (audit, compensation or nominating committees) are comprised exclusively of independent directors. GIS considers a director to be "independent" if the director:

 - Has not been employed by the company or an affiliate in an executive capacity within the last 5 years;

 - Is not a member of the firm that is one of the company's paid advisors or consultants;

 - Is not employed by a significant customer or supplier;

 - Does not have a personal services contract with the company;

 - Is not a founder of the company and is not a current employee;

 - Does not have a family relationship to an employee of the company, whether by blood or marriage; and

 - Is not employed by a tax-exempt organization that receives significant contributions from the company.

With respect to matters relating to the board of directors, GIS typically votes:

 - AGAINST the elimination of cumulative voting

 - AGAINST director age limits

 - AGAINST allowing the board to set its own size

 - AGAINST board classification

Other items related to the board of directors are considered on a CASE-BY-CASE basis.

COMPENSATION RELATED PROPOSALS. GIS generally approves of non-cash compensation of directors and executives, provided that the compensation is reasonable in relation to the performance of the company, and provided that the compensation does not cause dilution of shareholder interests. These proposals are usually voted on a CASE-BY-CASE basis; however, GIS usually votes:

 - FOR stock option proposals that are not reserving new shares

 - FOR cash bonus plans

 - AGAINST a stock option plan if the potential for dilution of shareholder interest is greater than 10%

 - AGAINST proposals for repricing of stock options

 - AGAINST a stock option plan if there is significant share availability under other plans

CAPITALIZATION RELATED PROPOSALS. Management proposals often pertain to a change in a company's capital structure, such as the issuance of common or preferred stock, or a stock split. Generally, GIS votes on a CASE-BY-CASE BASIS proposals to increase authorized common or preferred stock. On other capitalization-related matters, GIS usually votes:

 - FOR stock splits

 - FOR adjustments to par value

 - FOR elimination of a class of common stock

 - FOR reduction in authorized common stock

 - AGAINST dual class structure

 - AGAINST the creation of "blank check" preferred stock

Other items related to capitalization are considered on a CASE-BY-CASE basis.

CORPORATE ACTIONS. Corporate actions typically include transactions involving the company, such as mergers, acquisitions, other business combinations, reincorporations and reorganizations. The details regarding these transactions vary widely, and therefore these proposals are typically voted on a CASE-BY-CASE basis. Usually, GIS votes FOR a change in the state of a company's organization if the new state has fewer anti-takeover provisions, and will vote FOR the formation of a holding company if significant anti-takeover provisions are not added.

ANTI-TAKEOVER PROVISIONS. Anti-takeover provisions are typically in place to make it more difficult for an outside party to take over control of the company. Examples are shareholder rights plans ("poison pills"), fair price provisions, creation of "blank check" preferred stock, or creation of more than one class of shares having disparate voting rights. GIS usually votes AGAINST anti-takeover proposals, except that it usually votes:

 - FOR reduction of supermajority vote requirements

 - on a CASE-BY-CASE basis proposals related to shareholder rights plans

STATEMENT OF ADDITIONAL INFORMATION

ROUTINE MATTERS. Certain matters are considered "routine" in that they generally do not affect the rights of shareholders. GIS typically votes WITH COMPANY MANAGEMENT on these types of issues, such as:

 - ratification of the company's auditors

 - changing date or location of annual meeting

 - changing the company name

 - amending the corporate purpose

SHAREHOLDER PROPOSALS. SEC rules permit shareholders to make proposals at a company's annual meeting, provided certain requirements are met. Typically, shareholder proposals concern economic, social and environmental issues, but they may also include corporate governance matters.

CORPORATE GOVERNANCE MATTERS. Typically, GIS votes in favor of shareholder proposals related to corporate governance matters, for example:

 - FOR submitting a shareholder rights plan to shareholder vote

 - FOR confidential voting

 - FOR reducing supermajority vote requirement

 - FOR elimination or restriction of severance agreements, and submission to shareholder vote

 - FOR submitting preferred stock issuance to shareholder vote

GIS will generally vote AGAINST the elimination of discretionary voting of unmarked proxies and will consider on a CASE-BY-CASE basis a proposal to amend the terms of an existing shareholder rights plan.

SOCIAL, POLITICAL AND ENVIRONMENTAL MATTERS. Generally, on social, political and environmental matters, GIS will support the recommendations of a company's board of directors on these matters, as long as it believes that a company's management is acting in accordance with its fiduciary duty to protect shareholders' interests. If GIS believes that a company's management does not represent shareholders' best interests, it will vote on a case-by-case basis, but, with few exceptions, GIS will vote these proposals AS MANAGEMENT RECOMMENDS.

ECONOMIC MATTERS. With respect to general economic matters, GIS will consider each proposal on a CASE-BY-CASE basis.

CONFLICTS OF INTEREST

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is GIS's philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. GIS has centralized the proxy voting function with fund management and has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

IF GIS identifies a potential material conflict of interest due to a business or personal relationship, it will refer the proposal to ISS to vote the proxy. If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of GIS and the Funds applying uniform policies.


If ISS is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Guardian's Mutual Fund Oversight Committee. The Mutual Fund Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Mutual Fund Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Audit Committee of the Board of Directors for guidance.


                                      B-40
                                      THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

UBS GLOBAL AM

The proxy voting policy of UBS Global Asset Management ("UBS Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the board of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the accompany. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and
(5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/ dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

STATEMENT OF ADDITIONAL INFORMATION

THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                            PART C. OTHER INFORMATION

Item 23. Exhibits
         Number           Description
         --------         -----------
           (a)(i)     --  Form of Amendment and Restatement of Articles of
                          Incorporation(3)

           (a)(ii)    --  Articles Supplementary and Articles of Amendment(5)

           (a)(iii)   --  Articles Supplementary and Articles of Amendment(7)

           (b)        --  By-Laws(3)

           (c)        --  Not Applicable

           (d)(i)     --  Investment Advisory Agreement(3)

           (d)(ii)    --  Investment Advisory Agreement for series funds(5)

           (d)(iii)   --  Investment Subadvisory Agreement between Guardian
                          Investor Services Corporation and UBS Global
                          Asset Management (Americas) Inc.(6)

           (e)(i)     --  Selected Dealers Agreement(1)

           (e)(ii)    --  Distribution Agreement(1)

           (e)(iii)   --  Rule 18f-3 Plan(4)

           (f)        --  Not Applicable

           (g)(i)     --  Custodian Agreement and Amendment to Custodian
                          Agreement(3)

           (h)(i)     --  Transfer Agency Agreement(3)

           (i)        --  Opinion and Consent of Counsel(8)

           (j)        --  Consent of Ernst & Young LLP

           (k)        --  Not Applicable


           (l)        --  Letter from The Guardian Insurance & Annuity Company,
                          Inc. with respect to providing the initial capital for the Registrant(1)

           (m)(i)     --  Distribution Plan Pursuant to Rule 12b-1 under the
                          Investment Company Act of 1940 for Class II shares(5)

           (m)(ii)    --  Distribution Agreement for Class II shares(5)

           (o)        --  Not Applicable

           (p)(i)     --  Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of the Fund(4)

           (p)(ii)    --  Code of Ethics(5)

           (p)(iii)   --  Code of Ethics of UBS Global Asset Management
                          (Americas) Inc.(6)
           (p)(iv)    --  Code of Ethics of Guardian Investor Services LLC and
                          Registrant


-----------
(1) Incorporated by reference to Registrant's filing (Reg. No. 2-81149) of March 29, 1983.
(2) Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on April 23, 1997.
(3) Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on February 27, 1998.
(4) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on April 30, 1999.
(5) Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on April 25, 2000.
(6) Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149), filed via EDGAR on January 27, 2003.
(7) Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149) filed via EDGAR on July 30, 2003.
(8) Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's registration statement on Form N-1A (Reg. No. 2-81149) filed via EDGAR on April 26, 2004.

 **   Not Applicable.

Item 24. Persons Controlled by or Under Common Control with Registrant

      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of February 28, 2005. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.



                                                                  Percent of
                                     State of Incorporation    Voting Securities
                   Name                 or Organization              Owned
               ------------            ------------------        -------------
The Guardian Insurance &                     Delaware                 100%
 Annuity Company, Inc.
    Guardian Investor Services LLC           Delaware                 100%
    Guardian Baillie Gifford Limited         Scotland                  51%
    Park Avenue Securities LLC               Delaware                 100%

Berkshire Life Insurance Company
  of America                              Massachusetts               100%

Guardian Trust Company, FSB              Federal Savings              100%
                                              Bank

Park Avenue Life Insurance Company          Delaware                  100%
   Family Service Life Insurance
     Company                                 Texas                    100%
     Sentinel American Life
       Insurance Company                     Texas                    100%

Managed Dental Care                       California                  100%

Private Healthcare Systems, Inc.           Delaware            25% of Class A
                                                               14.75% of Class B

First Commonwealth, Inc.                   Delaware                  100%

  First Commonwealth Limited Health
     Services Corporation                  Illinois                  100%

  First Commonwealth Limited Health
     Services Corporation                  Wisconsin                 100%

  First Commonwealth of Illinois,
    Inc.                                   Illinois                  100%

  First Commonwealth Reinsurance
    Company                                Arizona                   100%

  First Commonwealth of Missouri,
    Inc.                                   Missouri                  100%

  First Commonwealth Limited Health
    Service Corporation of Michigan        Michigan                  100%

  Smileage Dental Services, Inc.           Wisconsin                 100%

  First Commonwealth Insurance
    Company                                Illinois                  100%

  First Commonwealth Health Services
    Corporation                            Illinois                  N/A

Managed DentalGuard, Inc.                  New Jersey                100%

Managed DentalGuard, Inc.                   Texas                    100%

Innovative Underwriters, Inc.              New Jersey                100%

Innovative Underwriters of Hawaii,
       Inc.                                  Hawaii                  100%

Hanover Acquisition LLC                    Delaware                  100%

The Guardian Tax-Exempt Fund             Massachusetts             88.22%

The Guardian Baillie Gifford
  International Growth Fund              Massachusetts             28.59%

The Guardian Investment Quality
  Bond Fund                              Massachusetts             38.99%

The Guardian Park Avenue Small
  Cap Fund                               Massachusetts             31.54%

The Guardian Baillie Gifford
  Emerging Markets Fund                  Massachusetts             45.09%

The Guardian High Yield Bond Fund        Massachusetts             72.13%

The Guardian Small Cap Stock Fund          Maryland                54.03%

The Guardian VC Asset Allocation
  Fund                                     Maryland                51.06%

The Guardian VC 500 Index Fund             Maryland                44.85%

The Guardian VC High Yield Bond
  Fund                                     Maryland                48.76%

The Guardian S&P 500 Index Fund          Massachusetts             12.06%

The Guardian Park Avenue Fund            Massachusetts             13.28%

Guardian UBS Large Cap Value
  Fund                                    Massachusetts            94.99%

Guardian UBS Small Cap Value
  Fund                                    Massachusetts            90.91%

Guardian UBS VC Large Cap Value
  Fund                                     Maryland                85.81%

Guardian UBS VC Small Cap Value
  Fund                                     Maryland                50.76%

The Guardian Low Duration Bond Fund       Massachusetts            90.47%

The Guardian VC Low Duration Bond Fund     Maryland                39.14%

Item 25. Indemnification

      Reference is made to Registrant's Amended and Restated Declaration of Trust which has been filed as Exhibit Number 1 to the Registration Statement and is incorporated herein by reference.

      The Registrant has agreed to indemnify the disinterested Directors of the Registrant under certain circumstances, including but not limited to, if a disinterested Director is called as a third-party witness in a legal proceeding by reason of his or her status as a Director of the Registrant.

Item 26. Business and Other Connections of Investment Adviser

      Guardian Investor Services LLC ("GIS") acts as the sole investment adviser for The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and eleven of the thirteen series funds comprising The Park Avenue Portfolio, namely: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund, The Guardian Low Duration Bond Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund and one of the three series funds comprising GIAC Funds, Inc., namely The Guardian Small Cap Stock Fund. GIS is also the manager of Gabelli Capital Asset Fund. GIS's principal business address is 7 Hanover Square, New York, New York 10004. In addition, GIS is the distributor of The Park Avenue Portfolio and variable annuities and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through certain of its separate accounts. These separate accounts are all unit investment trusts registered under the Investment Company Act of 1940, as amended.

      A list of GIS's officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

                                                  Other Substantial Business,
           Name      Position(s) with GIS     Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------

Robert E. Broatch    Manager                  Executive Vice President & Chief
                                              Financial Officer, The Guardian
                                              Life Insurance Company of America
                                              since 7/02. Executive Vice
                                              President and Chief Financial
                                              Officer, GAB prior thereto.
                                              Director, The Guardian Insurance &
                                              Annuity Company, Inc.



Armand M. de Palo    Manager                  Executive Vice President and Chief
                                              Actuary, The Guardian Life
                                              Insurance Company of America.
                                              Director, The Guardian Insurance &
                                              Annuity Company, Inc.


Gary B. Lenderink    Manager                  Executive Vice President, The
                                              Guardian Life Insurance Company of
                                              America. Director, The Guardian
                                              Insurance & Annuity Company, Inc.

                                                  Other Substantial Business,
           Name      Position(s) with GIS     Profession, Vocation or Employment
           ----      --------------------     ----------------------------------



Bruce C. Long        President and Manager    Executive Vice President, Equity,
                                              The Guardian Life Insurance
                                              Company of America. President and Director,
                                              The Guardian Insurance & Annuity Company, Inc.



Dennis J. Manning    Manager                  President & Chief Executive Officer, The Guardian
                                              Life Insurance Company of America since 1/03;
                                              President & Chief Operating Officer, 1/02 to 12/02;
                                              Executive Vice President & Chief Operating Officer
                                              prior thereto. Director, The Guardian Insurance &
                                              Annuity Company, Inc.

Richard A. Cumiskey  Senior Vice President    Second Vice President, Equity Administration and
                     and Chief Compliance     Oversight, The Guardian Life Insurance Company of
                     Officer                  America; Senior Vice President and Chief Compliance
                                              Officer, The Guardian Insurance and Annuity
                                              Company, Inc. Officer of the Guardian-sponsored
                                              mutual funds.

Frank L. Pepe        Senior Vice President    Vice President and Equity Controller, The
                     and Controller           Guardian Life Insurance Company of America.
                                              Senior Vice President and Controller, The
                                              Guardian Insurance and Annuity Company, Inc.
                                              since 2004; Vice President and Controller prior thereto.
                                              Officer of the Guardian-sponsored mutual funds.

Richard T. Potter,   Senior Vice President    Vice President and Equity Counsel, The Guardian
Jr.                  and Counsel              Life Insurance Company of America. Senior Vice
                                              President and Counsel, The Guardian Insurance and
                                              Annuity Company, Inc. since 2004; Vice President
                                              and Counsel prior thereto. Officer of the
                                              Guardian-sponsored mutual funds.

Thomas G. Sorell     Executive Vice           Executive Vice President and Chief Investment Officer,
                     President and Chief      The Guardian Life Insurance Company of America
                     Investment Officer       since 2003. Senior Managing Director, Investments,
                                              prior thereto. Executive Vice President and
                                              Chief Investment Officer, The Guardian Insurance and
                                              Annuity Company, Inc. President of the Guardian-sponsored
                                              mutual funds.

Donald P. Sullivan   Senior Vice President    Vice President, The Guardian Life Insurance Company of
                                              America. Senior Vice President, The Guardian Insurance
                                              and Annuity Company, Inc. since 2004; Vice President
                                              prior thereto.

Peggy L. Coppola     Senior Vice President    Vice President, The Guardian Life Insurance Company
                                              of America. Senior Vice President, The Guardian
                                              Insurance and Annuity Company, Inc. since 2004; Vice
                                              President prior thereto.

Joseph A. Caruso     Manager, Senior Vice     Director, Senior Vice President and Corporate
                     President and            Secretary, The Guardian Life Insurance Company of
                     Secretary                America since 2005. Senior Vice President and
                                              Secretary prior thereto. Director, Senior Vice
                                              President and Secretary, The Guardian Insurance and
                                              Annuity Company, Inc. Officer of the Guardian-sponsored
                                              mutual funds.

------------

UBS Global Asset Management (Americas) Inc.
UBS Global Asset Management (Americas) Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 31, 2004 had approximately $61.26 billion in assets under management. It presently provides investment advisory services to three other investment companies. UBS Global Asset Management (Americas) Inc., a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004 the Group had approximately $527.4 billion in assets under management.


For information as to any other business, vocation or employment of a substantial nature in which the Registrant's investment advisor and each officer of the Registrant's investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

Item 27. Principal Underwriters

      (a) GIS is the principal underwriter and distributor of the thirteen series funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian Low Duration Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Growth Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Asset Allocation Fund, The Guardian UBS Large Cap Value Fund and The Guardian UBS Small Cap Value Fund. In addition, GIS is the distributor of variable annuities and variable life insurance policies issued by GIAC through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contractowners.

      (b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.


                                 Position(s)                     Position(s)
       Name                   with Underwriter                 with Registrant
       -----                   ---------------                  -------------
Robert E. Broatch           Manager                               None
Armand M. de Palo           Manager                               None
Gary B. Lenderink           Manager                               None
Bruce C. Long               President & Manager                   None
Dennis J. Manning           Manager                               Chairman of the Board
Thomas G. Sorell            Executive Vice President              President
                               and Chief Investment Officer
Frank C. Pepe               Senior Vice President and             Senior Vice President and
                               Controller                            Treasurer
Richard T. Potter, Jr.      Senior Vice President and             Senior Vice President and
                               Counsel                               Counsel
Donald P. Sullivan, Jr.     Senior Vice President                 Vice President
Peggy L. Coppola            Senior Vice President                 None
Joseph A. Caruso            Manager, Senior Vice President        Senior Vice President
                               and Corporate Secretary               and Corporate Secretary

      (c) Not Applicable.

Item 28. Location of Accounts and Records

      Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant's corporate records are maintained by the Registrant at 7 Hanover Square, New York, New York 10004.

Item 29. Management Services

      None.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Variable Contract Funds,
Inc. certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of April, 2005.



                               THE GUARDIAN VARIABLE CONTRACT FUNDS, INC.

                               By:  /s/ Thomas G. Sorell
                                   -----------------------------------
                                      THOMAS G. SORELL
                                      PRESIDENT

                 Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



            SIGNATURES                                       TITLE                     DATE
            ----------                                       -----                     ----

  /s/ Thomas G. Sorell                      President
----------------------------------------     (Principal Executive Officer)
        (THOMAS G. SORELL)

   /s/ FRANK L. PEPE*                       Vice President and Treasurer
----------------------------------------     (Principal Financial and Accounting Officer)
         (FRANK L. PEPE)

       FRANK J. FABOZZI*                    Director
----------------------------------------
        (FRANK J. FABOZZI)

      ARTHUR V. FERRARA*                    Director
----------------------------------------
        (ARTHUR V. FERRARA)

        LEO R. FUTIA*                       Director
----------------------------------------
        (LEO R. FUTIA)

                                            Director
----------------------------------------
        (ANNE M. GOGGIN)

    WILLIAM W. HEWITT, JR.*                 Director
----------------------------------------
   (WILLIAM W. HEWITT, JR.)

     SIDNEY I. LIRTZMAN*                    Director
----------------------------------------
        (SIDNEY I. LIRTZMAN)

                                            Director
----------------------------------------
        (DENNIS J. MANNING)

      CARL W. SCHAFER*                      Director
----------------------------------------
        (CARL W. SCHAFER)

      ROBERT G. SMITH*                      Director
----------------------------------------
        (ROBERT G. SMITH)


*By:  /s/  FRANK L. PEPE
------------------------------------                                                    Date: April 29, 2005
              FRANK L. PEPE

        Pursuant to a Power of Attorney